                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130536

                        BANC OF AMERICA SECURITIES [LOGO]

                    -----------------------------------------

      THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

      BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND
IF ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE TERM SHEET

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-D
$ 1,171,971,000 (APPROXIMATE)

CLASSES 2-A-1, 2-A-2, 3-A-1, 3-A-2, 3-A-3, 3-A-4, 3-A-5, 4-A-1, 4-A-2, 4-A-3,
4-A-4, 5-A-1, 5-A-2, 5-A-3, 5-X, 6-A-1, 6-A-2, 6-A-3, 6-A-4,X-B-1, X-B-2, X-B-3,
5-B-1, 5-B-2, 5-B-3, 6-B-1, 6-B-2 AND 6-B-3 (OFFERED CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
MASTER SERVICER

INDYMAC BANK, F.S.B.
BANK OF AMERICA, NATIONAL ASSOCIATION

SERVICERS

APRIL 12, 2006

                    -----------------------------------------

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                 DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

             THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN
             TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF
             AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
             THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY
             THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR
             MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED
             HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR
             PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX
             ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                                               2

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

      o   PRELIMINARY SUMMARY OF CERTIFICATES (To Roll)                   PG. 4

      o   PRELIMINARY SUMMARY OF CERTIFICATES (To Maturity)               PG. 7

      o   PRELIMINARY SUMMARY OF TERMS                                    PG. 9

      o   PRELIMINARY CREDIT SUPPORT                                      PG. 26

      o   PRELIMINARY PRIORITY OF DISTRIBUTIONS                           PG. 26

                                                                               3

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                PRELIMINARY SUMMARY OF CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                            TO ROLL (1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         EXPECTED
                                                                  EST.    EST. PRIN.    MATURITY TO
             APPROX.                                              WAL       WINDOW      ROLL @ 25%     DELAY         EXPECTED
CLASS        SIZE (2)          INTEREST - PRINCIPAL TYPE         (YRS)      (MOS)           CPB         DAYS          RATINGS
-----------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                             S&P       FITCH
-----------------------------------------------------------------------------------------------------------------------------------

                              Variable - Pass-Through-Super
2-A-1      21,000,000.00               Senior (3)                 1.95      1 - 36          36           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
2-A-2         951,000.00           Senior Support (3)             1.95      1 - 36          36           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
3-A-1      96,598,000.00              Senior (4)                  2.56      1 - 60          60           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable-Sequential Pay-Super
3-A-2      64,923,000.00              Senior(4)                   1.50      1 - 44          44           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable-Sequential Pay-Super
3-A-3      10,026,000.00              Senior(4)                   4.24     44 - 58          58           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable-Sequential Pay-Super
3-A-4      21,649,000.00              Senior(4)                   4.95     58 - 60          60           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable-Pass-Through-Super
3-A-5       8,743,000.00          Senior Support(4)               2.56      1 - 60          60           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable - Sequential-Super
4-A-1      15,597,000.00               Senior (5)                 2.90      1 - 84          84           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable - Sequential-Super
4-A-2      11,819,000.00               Senior (5)                 1.80      1 - 57          57           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable - Sequential-Super
4-A-3       3,777,000.00               Senior (5)                 6.35     57 - 84          84           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
4-A-4       1,412,000.00           Senior Support (5)             2.90      1 - 84          84           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable - Sequential-Super
5-A-1     324,713,000.00               Senior (6)                 1.80      1 - 56          56           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable - Sequential-Super
5-A-2     108,943,000.00               Senior(6)                  7.33     56 - 120         120          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass Through-Super
5-A-3      16,070,000.00           Senior Support(6)              3.19     1 - 120          120          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                               Fixed-Interest Only-Super
 5-X      433,656,000.00               Senior(6)                  3.19        NA            NA           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
6-A-1     115,912,000.00               Senior (7)                 3.14     1 - 119          119          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
6-A-2       6,440,000.00           Senior Support (7)             3.14     1 - 119          119          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
6-A-3     288,576,000.00              Senior (8)                  3.14     1 - 119          119          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super                                               19      AAA        AAA
6-A-4      16,032,000.00           Senior Support (8)             3.14     1 - 119          119
-----------------------------------------------------------------------------------------------------------------------------------
X-B-1       6,691,000.00      Subordinate - Sequential (9)        4.29      1 - 84          84           19     None        AA
-----------------------------------------------------------------------------------------------------------------------------------
X-B-2       1,605,000.00      Subordinate - Sequential (9)        4.29      1 - 84          84           19     None         A
-----------------------------------------------------------------------------------------------------------------------------------
X-B-3       1,071,000.00      Subordinate - Sequential (9)        4.29      1 - 84          84           19     None        BBB
-----------------------------------------------------------------------------------------------------------------------------------
5-B-1       7,453,000.00     Subordinate - Sequential (10)        5.72     1 - 120          120          19     None        AA
-----------------------------------------------------------------------------------------------------------------------------------
5-B-2       3,027,000.00     Subordinate - Sequential (10)        5.72     1 - 120          120          19     None         A
-----------------------------------------------------------------------------------------------------------------------------------
5-B-3       1,864,000.00     Subordinate - Sequential (10)        5.72     1 - 120          120          19     None        BBB
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               4

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                PRELIMINARY SUMMARY OF CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                            TO ROLL (1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         EXPECTED
                                                                  EST.    EST. PRIN.    MATURITY TO
             APPROX.                                              WAL       WINDOW      ROLL @ 25%     DELAY         EXPECTED
CLASS        SIZE (2)          INTEREST - PRINCIPAL TYPE         (YRS)      (MOS)           CPB         DAYS          RATINGS
-----------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                             S&P       FITCH
-----------------------------------------------------------------------------------------------------------------------------------

6-B-1     10,337,000.00      Subordinate - Sequential (11)        5.71     1 - 119          119          19      AA        None
-----------------------------------------------------------------------------------------------------------------------------------
6-B-2      4,270,000.00      Subordinate - Sequential (11)        5.71     1 - 119          119          19       A        None
-----------------------------------------------------------------------------------------------------------------------------------
6-B-3      2,472,000.00      Subordinate - Sequential (11)        5.71     1 - 119          119          19      BBB       None
-----------------------------------------------------------------------------------------------------------------------------------
NOT OFFERED HEREUNDER
-----------------------------------------------------------------------------------------------------------------------------------
 X-B-4      669,000.00
------------------------
 X-B-5      535,000.00
------------------------
 X-B-6      535,426.99
------------------------
 5-B-4    1,630,000.00
------------------------
 5-B-5    1,164,000.00
------------------------
 5-B-6      932,413.67                                         INFORMATION NOT PROVIDED HEREIN
------------------------
 6-B-4    2,247,000.00
------------------------
 6-B-5    1,798,000.00
------------------------
 6-B-6    1,348,344.78
------------------------
 2-A-R          100.00
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes any outstanding principal balance on the Group 2-A, Group 3-A and
      Group 4-A Certificates will be paid in full on the Distribution Date occurring in the months of April 2009, April 2011 and April 2013, respectively. Assumes any outstanding principal balance on the Group 5-A and the Group 6-A Certificates will be paid in full on the Distribution
      Date occurring in the month of March 2016.

(2)   Class sizes are approximate and are subject to a +/- 5% variance.

(3)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)   For each Distribution Date interest will accrue on the Class 5-A-3 certificates at a rate equal to the weighted average of the Net Mortgage
      Interest Rates of the Group 5 Mortgage Loans (based upon the Stated
      Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each
      Distribution Date interest will accrue on the Class 5-X certificates at a fixed rate equal to 0.61856626%. For each Distribution Date interest will accrue on the Class 5-A-1 and Class 5-A-2 certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5
      Mortgage Loans (based upon the Stated Principal Balances of the Group 5
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date) minus 0.61856626%.

(7)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-A Mortgage Loans (based upon the Stated Principal Balances of the Group 6-A Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               5

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

(8)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-B Mortgage Loans (based upon the Stated Principal Balances of the Group 6-B Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan
      Groups 2, 3 and 4) of the Net Mortgage Interest Rates of the Mortgage
      Loans in Loan Groups 2, 3, and 4 (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(10)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Group
      5) of the Net Mortgage Interest Rates of the Mortgage Loans in Loan Group
      5 (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(11)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan
      Groups 6-A and 6-B) of the Net Mortgage Interest Rates of the Mortgage
      Loans in Loan Groups 6-A and 6-B (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               6

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                PRELIMINARY SUMMARY OF CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                           TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  EST.    EST. PRIN.     EXPECTED
             APPROX.                                              WAL       WINDOW        FINAL         DELAY        EXPECTED
CLASS        SIZE (1)          INTEREST - PRINCIPAL TYPE         (YRS)      (MOS)      MATURITY (2)     DAYS         RATINGS
-----------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                             S&P       FITCH
-----------------------------------------------------------------------------------------------------------------------------------

                              Variable -Pass-Through-Super
 2-A-1     21,000,000.00               Senior (3)                 3.30     1 - 360          360          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
 2-A-2        951,000.00           Senior Support (3)             3.30     1 - 360          360          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
 3-A-1     96,598,000.00              Senior (4)                  3.29     1 - 360          360          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable-Sequential Pay-Super
 3-A-2     64,923,000.00              Senior(4)                   1.50      1 - 44          307          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable-Sequential Pay-Super
 3-A-3     10,026,000.00              Senior(4)                   4.27     44 - 60          326          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable-Sequential Pay-Super
 3-A-4     21,649,000.00              Senior(4)                   8.22     60 - 360         360          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable-Pass-Through-Super
 3-A-5      8,743,000.00          Senior Support(4)               3.29     1 - 360          360          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable - Sequential-Super
 4-A-1     15,597,000.00               Senior (5)                 3.30     1 - 360          360          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable - Sequential-Super
 4-A-2     11,819,000.00               Senior (5)                 1.80      1 - 57          324          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable - Sequential-Super
 4-A-3      3,777,000.00               Senior (5)                 8.01     57 - 360         360          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
 4-A-4      1,412,000.00           Senior Support (5)             3.30     1 - 360          360          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable - Sequential-Super
 5-A-1    324,713,000.00               Senior (6)                 1.80      1 - 56          323          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                              Variable - Sequential-Super
 5-A-2    108,943,000.00               Senior(6)                  8.04     56 - 360         360          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass Through-Super
 5-A-3     16,070,000.00           Senior Support(6)              3.37     1 - 360          360          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                               Fixed-Interest Only-Super
  5-X     433,656,000.00               Senior(6)                  3.37     NA - NA          NA           19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
 6-A-1    115,912,000.00               Senior (7)                 3.32     1 - 359          359          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
 6-A-2      6,440,000.00           Senior Support (7)             3.32     1 - 359          359          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
 6-A-3    288,576,000.00              Senior (8)                  3.32     1 - 359          359          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
                             Variable - Pass-Through-Super
 6-A-4     16,032,000.00           Senior Support (8)             3.32     1 - 359          359          19      AAA        AAA
-----------------------------------------------------------------------------------------------------------------------------------
 X-B-1      6,691,000.00      Subordinate - Sequential (9)        6.01     1 - 360          360          19     None         AA
-----------------------------------------------------------------------------------------------------------------------------------
 X-B-2      1,605,000.00      Subordinate - Sequential (9)        6.01     1 - 360          360          19     None         A
-----------------------------------------------------------------------------------------------------------------------------------
 X-B-3      1,071,000.00      Subordinate - Sequential (9)        6.01     1 - 360          360          19     None        BBB
-----------------------------------------------------------------------------------------------------------------------------------
 5-B-1      7,453,000.00     Subordinate - Sequential (10)        6.12     1 - 360          360          19     None         AA
-----------------------------------------------------------------------------------------------------------------------------------
 5-B-2      3,027,000.00     Subordinate - Sequential (10)        6.12     1 - 360          360          19     None         A
-----------------------------------------------------------------------------------------------------------------------------------
 5-B-3      1,864,000.00     Subordinate - Sequential (10)        6.12     1 - 360          360          19     None        BBB
-----------------------------------------------------------------------------------------------------------------------------------
 6-B-1     10,337,000.00     Subordinate - Sequential (11)        6.12     1 - 359          359          19      AA         None
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               7

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------------------------
                                                           TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  EST.    EST. PRIN.     EXPECTED
             APPROX.                                              WAL       WINDOW         FINAL        DELAY        EXPECTED
CLASS        SIZE (1)          INTEREST - PRINCIPAL TYPE         (YRS)      (MOS)      MATURITY (2)     DAYS         RATINGS
-----------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                             S&P       FITCH
-----------------------------------------------------------------------------------------------------------------------------------

 6-B-2     4,270,000.00      Subordinate - Sequential (11)        6.12     1 - 359          359          19       A         None
-----------------------------------------------------------------------------------------------------------------------------------
 6-B-3     2,472,000.00      Subordinate - Sequential (11)        6.12     1 - 359          359          19      BBB        None
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Class sizes are approximate and are subject to a +/- 5% variance.

(2)   Expected Final Maturity (except with respect to the Class 3-A-2, Class
      3-A-3, Class 4-A-2 and Class 5-A-1 Certificates) are calculated based on the maturity date of the latest maturing loan for each Loan Group. With respect to the Class 3-A-2, 3-A-3, Class 4-A-2 and Class 5-A-1
      Certificates, Expected Final Maturity are calculated based on the modeling assumptions, the assumption that there are no prepayments and the assumption that no optional termination occurs.

(3)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)   For each Distribution Date interest will accrue on the Class 5-A-3 certificates at a rate equal to the weighted average of the Net Mortgage
      Interest Rates of the Group 5 Mortgage Loans (based upon the Stated
      Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each
      Distribution Date interest will accrue on the Class 5-X certificates at a fixed rate equal to 0.61856626%. For each Distribution Date interest will accrue on the Class 5-A-1 and Class 5-A-2 certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5
      Mortgage Loans (based upon the Stated Principal Balances of the Group 5
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date) minus 0.61856626%.

(7)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-A Mortgage Loans (based upon the Stated Principal Balances of the Group 6-A Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-B Mortgage Loans (based upon the Stated Principal Balances of the Group 6-B Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan
      Groups 2, 3 and 4) of the Net Mortgage Interest Rates of the Mortgage
      Loans in Loan Groups 2, 3, and 4 (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(10)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Group
      5) of the Net Mortgage Interest Rates of the Mortgage Loans in Loan Group
      5 (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(11)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan
      Groups 6-A and 6-B) of the Net Mortgage Interest Rates of the Mortgage
      Loans in Loan Groups 6-A and 6-B (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               8

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Transaction:                          Banc of America Funding Corporation, Mortgage Pass-Through
                                      Certificates, Series 2006-D

Issuing Entity:                       Banc of America Funding 2006-D Trust

Lead Manager (Book Runner):           Banc of America Securities LLC

Servicers:                            Bank of America, National Association and IndyMac Bank, F.S.B.

Sponsor:                              Bank of America, National Association

Depositor:                            Banc of America Funding Corporation

Master Servicer and Securities
Administrator:                        Wells Fargo Bank, N.A.

Trustee and Custodian:                U.S. Bank, National Association

Rating Agencies:                      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
                                      and Fitch Ratings

Transaction Size:                     $1,171,971,000 (+/- 5%)

Securities Offered:                   $21,000,000 Class 2-A-1 Certificates
                                      $951,000 Class 2-A-2 Certificates
                                      $96,598,000 Class 3-A-1 Certificates
                                      $64,923,000 Class 3-A-2 Certificates
                                      $10,026,000 Class 3-A-3 Certificates
                                      $21,649,000 Class 3-A-4 Certificates
                                      $8,743,000 Class 3-A-5 Certificates
                                      $15,597,000 Class 4-A-1 Certificates
                                      $11,819,000 Class 4-A-2 Certificates
                                      $3,777,000 Class 4-A-3 Certificates
                                      $1,412,000 Class 4-A-4 Certificates
                                      $324,713,000 Class 5-A-1 Certificates
                                      $108,943,000 Class 5-A-2 Certificates
                                      $16,070,000 Class 5-A-3 Certificates
                                      $433,656,000 Class 5-X Certificates
                                      $115,912,000 Class 6-A-1 Certificates
                                      $6,440,000 Class 6-A-2 Certificates
                                      $288,576,000 Class 6-A-3 Certificates
                                      $16,032,000 Class 6-A-4 Certificates
                                      $6,691,000 Class X-B-1 Certificates
                                      $1,605,000 Class X-B-2 Certificates
                                      $1,071,000 Class X-B-3 Certificates
-----------------------------------------------------------------------------------------------------------------

                                                                               9

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Securities Offered(continued):        $7,453,000 Class 5-B-1 Certificates

                                      $3,027,000 Class 5-B-2 Certificates

                                      $1,864,000 Class 5-B-3 Certificates

                                      $10,337,000 Class 6-B-1 Certificates

                                      $4,270,000 Class 6-B-2 Certificates

                                      $2,472,000 Class 6-B-3 Certificates

The Mortgage Pool:                    The "Mortgage Pool" will consist of adjustable rate, conventional, fully amortizing mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family properties. All of the Mortgage Loans in Loan Group 2,
                                      Loan Group 3, Loan Group 4 and Loan Group 5 were originated by Bank of
                                      America, National Association, which is an affiliate of the Depositor and
                                      Banc of America Securities LLC. All of the Mortgage Loans in Loan Group 6
                                      were acquired by Bank of America, National Association from IndyMac Bank,
                                      F.S.B.
-----------------------------------------------------------------------------------------------------------------

                                                                              10

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Group 2 Mortgage Loans:               The Group 2 Mortgage Loans consist of 3/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
                                      Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 92.91% of the Group 2 Mortgage Loans require only the payment of interest until the 37th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.

Group 3 Mortgage Loans:               The Group 3 Mortgage Loans consist of 5/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
                                      Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 69.71% of the Group 3 Mortgage Loans require only the payment of interest until the 61st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter

Group 4 Mortgage Loans:               The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
                                      Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 69.34% of the Group 4 Mortgage Loans require only the payment of interest until the 85th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.

Group 5 Mortgage Loans:               The Group 5 Mortgage Loans consist of 10/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The
                                      Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 92.25% of the Group 5 Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.

Group 6-A Mortgage Loans:             The Group 6-A Mortgage Loans consist of 10/1 One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 86.94% of the Group 6-A Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.
-----------------------------------------------------------------------------------------------------------------

                                                                              11

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Group 6-B Mortgage Loans:             The Group 6-B Mortgage Loans consist of 10/1 One-Year, or Six-Month LIBOR and One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 91.16% of the Group 6B Mortgage
                                      Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.

Expected Pricing Date:                Week of April 17, 2006

Expected Closing Date:                On or about April 28, 2006

Distribution Date:                    20th day of each month, or the next succeeding business day
                                      (First Distribution Date:  May 22, 2006)

Cut-off Date:                         April 1, 2006

Class A Certificates:                 Class 2-A-1, 2-A-2, 2-A-R, 3-A-1, 3-A-2, 3-A-3, 3-A-4, 3-A-5,
                                      4-A-1, 4-A-2, 4-A-3, 4-A-4, 5-A-1, 5-A-2, 5-A-3, 5-X, 6-A-1, 6-A-2,
                                      6-A-3 and 6-A-4 Certificates (the "Class A Certificates"). The Class
                                      2-A-R Certificate is not offered hereunder.
-----------------------------------------------------------------------------------------------------------------

                                                                              12

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Subordinate Certificates:             Class X-B-1, X-B-2, X-B-3, X-B-4, X-B-5, X-B-6, 5-B-1, 5-B-2, 5-B-3, 5-B-4,
                                      5-B-5, 5-B-6, 6-B-1, 6-B-2, 6-B-3, 6-B-4, 6-B-5 and 6-B-6 Certificates (the
                                      "Class B Certificates"). The Class X-B-4, X-B-5, X-B-6, 5-B-4, 5-B-5,
                                      5-B-6, 6-B-4, 6-B-5 and 6-B-6 are not offered hereunder.

Class B Offered Certificates:         Class X-B-1, X-B-2, X-B-3, 5-B-1, 5-B-2, 5-B-3, 6-B-1, 6-B-2 and 6-B-3
                                      Certificates.

Group 2-A Certificates:               Class 2-A-1, 2-A-2, and 2-A-R Certificates.

Group 3-A Certificates:               Class 3-A-1, 3-A-2, 3-A-3, 3-A-4 and 3-A-5 Certificates.

Group 4-A  Certificates:              Class 4-A-1, 4-A-2, 4-A-3 and 4-A-4 Certificates.

Group 5-A  Certificates:              Class 5-A-1, 5-A-2, 5-A-3 and 5-X Certificates.

Group 6-A Certificates:               Class 6-A-1, 6-A-2, 6-A-3 and 6-A-4 Certificates.

Group 6A-A Certificates:              Class 6-A-1 and 6-A-2 Certificates.

Group 6A-B Certificates:              Class 6-A-3 and 6-A-4 Certificates.

Class A Certificates:                 Group 2-A Certificates, Group 3-A Certificates, Group 4-A Certificates,
                                      Group 5-A Certificates, Group 6A-A and Group 6A-B Certificates.

Interest Only Certificates:           Class 5-X Certificates.

Aggregate Group 2:                    Loan Group 2, Loan Group 3 and Loan Group 4.

Super Senior Certificates:            Class 2-A-1, 3-A-1, 3-A-2, 3-A-3, 3-A-4, 4-A-1, 4-A-2, 4-A-3, 5-A-1, 5-A-2,
                                      5-X, 6-A-1 and 6-A-3 Certificates.

Super Senior Support Certificates:    Class 2-A-2, 3-A-5, 4-A-4, 5-A-3, 6-A-2 and 6-A-4 Certificates.

Day Count:                            30/360

Final Scheduled Distribution Date:    May 20, 2036
-----------------------------------------------------------------------------------------------------------------

                                                                              13

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Prepayment Speed:                     25% CPB. CPB represents an assumed annual rate of principal prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans. In addition, CPB assumes the outstanding principal of each mortgage loans will be prepaid in full at the end of its respective fixed-rate period. A prepayment assumption of 0% CPB assumes constant prepayment rates of 0% per annum until the initial rate adjustment date, a prepayment assumption of 15% CPB assumes constant prepayment rates of 15%
                                      per annum until the initial rate adjustment date, a prepayment rate of 25%
                                      CPB assumes constant prepayment rates of 25% per annum until the initial rate adjustment date and so forth.

Clearing:                             DTC, Clearstream and Euroclear

Denominations:                            Original Certificate          Minimum             Incremental
                                                  Form               Denominations         Denominations
                                                  ----               -------------         -------------
  Class A Certificates                         Book Entry                $1,000                 $1
  (other than class 2-A-R)

  Class B Offered Certificates                 Book Entry               $25,000                 $1

Determination Date:                   For any Distribution Date, the 16th day of the month in which the
                                      Distribution Date occurs or, if that day is not a business day, the immediately preceding business day.

Record Date:                          For any Distribution Date, the close of business on the last business day of the month preceding the month of that Distribution Date.

SMMEA Eligibility:                    The Class A Certificates and the Class X-B-1, 5-B-1 and 6-B-1 Certificates
                                      are expected to constitute "mortgage related securities" for purposes of
                                      SMMEA.

Tax Structure:                        For federal income tax purposes, one or more elections will be made to treat the Trust as one or more "real estate mortgage investment conduits" (each, a "REMIC").
-----------------------------------------------------------------------------------------------------------------

                                                                              14

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Optional Termination Date:            On any Distribution Date on which (i) the aggregate Stated Principal
                                      Balance of the Aggregate Group 2 Mortgage Loans or (ii) the aggregate
                                      Stated Principal Balance of the Group 6 Mortgage Loans is less than 10% of the aggregate unpaid principal balance of the related Mortgage Loans as of
                                      theC ut-off Date, the Master Servicer may, at its option, subject to certain conditions, purchase such Mortgage Loans, which would effect an early retirement of the related classes of Certificates. On any
                                      Distribution Date on which the aggregate Stated Principal Balance of the
                                      Loan Group 5 Mortgage Loans is less than 1% of the aggregate unpaid principal balance of the related Mortgage Loans as of the Cut-off Date, the
                                      Master Servicer may, at its option, subject to certain conditions, purchase such Mortgage Loans, which would effect an early retirement of the related classes of Certificates.

The Pooling Agreement:                The Certificates will be issued pursuant to a Pooling and Servicing
                                      Agreement (the "Pooling Agreement") to be dated the Closing Date, among the
                                      Depositor, the Master Servicer, the Securities Administrator and the
                                      Trustee.

ERISA Eligibility:                    A fiduciary or other person acting on behalf of any employee benefit plan or arrangement, including an individual retirement account, subject to the
                                      Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the
                                      Code or any federal, state or local law ("Similar Law") which is similar to
                                      ERISA or the Code (collectively, a "Plan") should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law.

                                      The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through
-----------------------------------------------------------------------------------------------------------------

                                                                              15

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

ERISA Eligibility (continued):        trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

                                      The Exemption may cover the acquisition and holding of the Offered
                                      Certificates by the Plans to which it applies provided that all conditions of the Exemption other than those within the control of the investors are met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on 5% of the initial balance of the Mortgage Pool.

                                      Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates.
                                      Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.
-----------------------------------------------------------------------------------------------------------------

                                                                              16

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Principal Distribution to             Principal will be allocated to the certificates in Groups 2, 3, 4, 5 and 6
Groups 2, 3, 4, 5 and 6:              according to the Preliminary Priority of Distributions for such Groups as set forth below. The Senior Principal Distribution Amount for Group 2 will generally be allocated first to the Class 2-A-R Certificate and then to the
                                      Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution
                                      Amount for Group 3 will generally be allocated concurrently as follows: (i)
                                      approximately 95.6704747473% concurrently as follows: (x) 50.0% to the
                                      Class 3-A-1 until retired, (y) 50.0% sequentially to the Class 3-A-2, Class
                                      3-A-3 and Class 3-A-4 in that order until their class balances have been reduced to zero; and (ii) approximately 4.3295252527% to the Class 3-A-5
                                      Certificates until its class balance has been reduced to zero. The Senior
                                      Principal Distribution Amount for Group 4 will generally be allocated concurrently as follows: (i) approximately 95.6693758626% concurrently as follows: (x) 50.0016029237 % to the Class 4-A-1 until retired, (y)
                                      49.9983970763 % sequentially to the Class 4-A-2 and Class 4-A-3 in that order until their class balances have been reduced to zero; and (ii)
                                      approximately 4.3306241374% to the Class 4-A-4 Certificates until its class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 5 will generally be allocated concurrently as follows: (i)
                                      approximately 96.4267131542% concurrently as follows: sequentially to the
                                      Class 5-A-1 and 5-A-2, in that order, until retired, and (ii) approximately
                                      3.5732868458% to the Class 5-A-3 Certificates until its class balance has been reduced to zero. The Senior Principal Distribution Amount for Group
                                      6-A will generally be allocated to the Class 6-A-1 and 6-A-2, pro rata until their class balances have been reduced to zero. The Senior Principal
                                      Distribution Amount for Group 6-B will generally be allocated to the Class
                                      6-A-3 and 6-A-4, pro rata until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount for Aggregate Group 2
                                      will generally be allocated to the Subordinate Certificates related to
                                      Aggregate Group 2 on a pro rata basis but will be distributed sequentially in accordance with their numerical designations. The Subordinate Principal
                                      Distribution Amount for Loan Group 5 will generally be allocated to the
                                      Subordinate Certificates related to Loan Group 5 on a pro rata basis but will be distributed sequentially in accordance with their numerical designations. The Subordinate Principal Distribution Amount for Loan Group
                                      6 will generally be allocated to the Subordinate Certificates related to
                                      Loan Group 6 on a pro rata basis but will be distributed sequentially in accordance with their numerical designations. After the class balances of the Class A Certificates of Group 2, 3 or 4 have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates in the
                                      Aggregate Group 2 may be paid to the Class A Certificates of one or more of the other Groups in Aggregate Group 2. After the class balances of the
                                      Class A Certificates of Group 6A-A and 6A-B have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates in Group
                                      6 may be paid to the Class A Certificates of one or more of the other
                                      Groups in Group 6. (Please see the "Preliminary Priority of Distributions"
                                      section below.)
-----------------------------------------------------------------------------------------------------------------

                                                                              17

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Shifting Interest in Prepayments:     Additional credit enhancement is provided by the allocation, subject to certain exceptions, of all principal prepayments and certain liquidation proceeds on the mortgage loans in a loan group to reduce the principal amount of the Class A Certificates of the related group during the first seven years after the closing date. In addition, a reduced, but still disproportionately large, allocation of these principal collections to reduce the principal amount of those Class A Certificates will occur during the eighth through eleventh years following the closing date. The disproportionate allocation of prepayments and certain liquidation proceeds on the mortgage loans in a loan group will accelerate the amortization of the related Class A Certificates relative to the amortization of the subordinate certificates. As a result, it is more likely that the credit support percentage for the Class A Certificates of a group will be maintained and may be increased during the first eleven years. (Please see the "Senior Prepayment Percentage" section below.)

Interest Accrual:                     Interest will accrue on the Offered Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on April 1, 2006. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                                            The amount of interest that will accrue on your Certificates during each interest accrual period is equal to:

                                            (a) one-twelfth of the pass-through rate for your class multiplied by the principal balance of your Certificate on the Distribution Date, minus

                                            (b) the amount allocated to your class of certain interest shortfalls arising from the timing of prepayments on the Mortgage Loans, interest limitations applicable to certain military or similar personnel and interest losses allocated to your class. (See Disclosure Supplement for a more detailed description.)
-----------------------------------------------------------------------------------------------------------------

                                                                              18

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Administrative Fees:                  The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees"
                                      consist of (a) servicing compensation payable to each Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the
                                      Master Servicer. The Administrative Fees will accrue on the Stated
                                      Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                                      Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Master Servicing Fee Rate. The Master Servicing Fee Rate will be
                                      0.001% per annum. The Servicing Fee Rate for loans in Loan Group 2 is
                                      0.375% per annum and 0.25% per annum for Loan Group 3, Loan Group 4 and
                                      Loan Group 5. The Servicing Fee Rate for loans in Loan Group 6 will be
                                      0.375% per annum.

Compensating Interest:                The aggregate Servicing Fee payable to a Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.2500% of the balance of the related Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, on the related
                                      Mortgage Loans.

Net Mortgage Interest Rate:           As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.
-----------------------------------------------------------------------------------------------------------------

                                                                              19

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Pool Distribution Amount:             The Pool Distribution Amount for each Loan Group with respect to any
                                      Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Administrative Fees) and principal due on the Mortgage Loans in such Loan Group on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any advances in respect thereof or any compensating interest allocable to the Mortgage Loans in such Loan
                                      Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage
                                      Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the related Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments received on the Mortgage
                                      Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; (iv) any substitution adjustment payments or purchase prices in connection with any defective Mortgage Loan in such Loan
                                      Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such
                                      Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable servicing agreement.
                                      The Pool Distribution Amounts will not include any profit received by the
                                      Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation; and (v)
                                      any amounts required to be paid by an originator or the sponsor to the issuing entity during the prior calendar month with respect to the Mortgage
                                      Loans in such Loan Group as a result of a breach of certain representations and warranties regarding compliance with predatory or abusive lending laws
                                      (the "Reimbursement Amount"), net of any portion thereof used to reimburse any class of Certificates that previously bore a loss as a result of such breach.

Senior Percentage:                    The Senior Percentage for a Loan Group on any Distribution Date will equal
                                      (i) the aggregate class balance of the Class A Certificates of the related
                                      Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:               The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment                The Subordinate Prepayment Percentage for a Loan Group for any Distribution
Percentage:                           Date will equal 100% minus the Senior Prepayment Percentage for such Loan
                                      Group for such date.
-----------------------------------------------------------------------------------------------------------------

                                                                              20

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Senior Prepayment                     For the following Distribution Dates, will be as of follows:
Percentage of each
Loan Group in
Aggregate Group 2:                         Distribution Date        Senior Prepayment Percentage
                                           -----------------        ----------------------------
                                      May 2006 through April 2013   100%;

                                      May 2013 through April 2014   the applicable Senior Percentage plus, 70%
                                                                    of the applicable Subordinate Percentage;

                                      May 2014 through April 2015   the applicable Senior Percentage plus, 60%
                                                                    of the applicable Subordinate Percentage;

                                      May 2015 through April 2016   the applicable Senior Percentage plus, 40%
                                                                    of the applicable Subordinate Percentage;

                                      May 2016 through April 2017   the applicable Senior Percentage plus, 20%
                                                                    of the applicable Subordinate Percentage;

                                      May 2017 and thereafter       the applicable Senior Percentage;
                                      provided, however,

                                      (i)    if on any Distribution Date the sum of the class balances of the
                                             Class A Certificates of Aggregate Group 2 divided by the aggregate principal balance of the Loan Groups of Aggregate Group 2 (the
                                             "Aggregate Group 2 Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment
                                             Percentage for each Loan Group of Aggregate Group 2 for such
                                             Distribution Date will equal 100%,

                                      (ii)   if on any Distribution Date prior to the May 2009 Distribution
                                             Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Class X-B Certificates divided by the aggregate principal balance of the Loan Groups in
                                             Aggregate Group 2 (the "Aggregate Group 2 Subordinate Percentage")
                                             is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each
                                             Loan Group of Aggregate Group 2 for that Distribution Date will equal the applicable Senior Percentage for such Loan Group plus 50%
                                             of the Subordinate Percentage for such Loan Group, and

                                      (iii)  if on any Distribution Date on or after the May 2009 Distribution
                                             Date, prior to giving effect to any distributions, the Aggregate
                                             Group 2 Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                             Prepayment Percentage for each Loan Group of Aggregate Group 2 for that Distribution Date will equal the Senior Percentage for such
                                             Loan Group.

                                      No decrease will occur if certain delinquency and loss tests are not met.
                                      For a more complete description, please see the Disclosure Supplement.
-----------------------------------------------------------------------------------------------------------------

                                                                              21

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Senior Prepayment Percentage of       For the following Distribution Dates, will be as follows:
Loan Group 5:
                                        Distribution Date           Senior Prepayment Percentage
                                        -----------------           ----------------------------
                                      May 2006 through April 2013   100%;

                                      May 2013 through April 2014   the applicable Senior Percentage plus, 70%
                                                                    of the applicable Subordinate Percentage;

                                      May 2014 through April 2015   the applicable Senior Percentage plus, 60%
                                                                    of the applicable Subordinate Percentage;

                                      May 2015 through April 2016   the applicable Senior Percentage plus, 40%
                                                                    of the applicable Subordinate Percentage;

                                      May 2016 through April 2017   the applicable Senior Percentage plus, 20%
                                                                    of the applicable Subordinate Percentage;

                                      May 2017 and thereafter       the applicable Senior Percentage;

                                      provided, however,

                                      (i)    if on any Distribution Date the sum of the class balances of the
                                             Class A Certificates of Group 5 divided by the aggregate principal balance of Loan Group 5 (the "Loan Group 5 Senior Percentage")
                                             exceeds such percentage calculated as of the Closing Date, then the
                                             Senior Prepayment Percentage for Loan Group 5 for such Distribution
                                             Date will equal 100%,

                                      (ii)   if on any Distribution Date prior to the May 2009 Distribution
                                             Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Class 5-B Certificates divided by the aggregate principal balance of Loan Group 5 (the
                                             "Loan Group 5 Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the
                                             Senior Prepayment Percentage for Loan Group 5 for that Distribution
                                             Date will equal the Senior Percentage for Loan Group 5 plus 50% of the Subordinate Percentage for Loan Group 5, and

                                      (iii)  if on any Distribution Date on or after the May 2009 Distribution
                                             Date, prior to giving effect to any distributions, the Loan Group 5
                                             Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                             Prepayment Percentage for Loan Group 5 for that Distribution Date will equal the Senior Percentage for Loan Group 5.

                                      No decrease will occur if certain delinquency and loss tests are not met.
                                      For a more complete description, please see the Disclosure Supplement.
-----------------------------------------------------------------------------------------------------------------

                                                                              22

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Senior Prepayment                     For the following Distribution Dates, will be as follows:
Percentage of
Loan Group 6:                           Distribution Date           Senior Prepayment Percentage
                                        -----------------           ----------------------------
                                      May 2006 through April 2013   100%;

                                      May 2013 through April 2014   the applicable Senior Percentage plus, 70%
                                                                    of the applicable Subordinate Percentage;.

                                      May 2014 through April 2015   the applicable Senior Percentage plus, 60%
                                                                    of the applicable Subordinate Percentage;

                                      May 2015 through April 2016   the applicable Senior Percentage plus, 40%
                                                                    of the applicable Subordinate Percentage;

                                      May 2016 through April 2017   the applicable Senior Percentage plus, 20%
                                                                    of the applicable Subordinate Percentage;

                                      May 2017 and thereafter       the applicable Senior Percentage;

                                      provided, however,

                                      (i)    if on any Distribution Date the sum of the class balances of the
                                             Class A Certificates of Group 6 divided by the aggregate principal balance of Loan Group 6 (the "Loan Group 6 Senior Percentage")
                                             exceeds such percentage calculated as of the Closing Date, then the
                                             Senior Prepayment Percentage for Loan Group 6 for such Distribution
                                             Date will equal 100%,

                                      (ii)   if on any Distribution Date prior to the May 2009 Distribution
                                             Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Class 6-B Certificates divided by the aggregate principal balance of Loan Group 6 (the
                                             "Loan Group 6 Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the
                                             Senior Prepayment Percentage for Loan Group 6 for that Distribution
                                             Date will equal the Senior Percentage for Loan Group 6 plus 50% of the Subordinate Percentage for Loan Group 6, and

                                      (iii)  if on any Distribution Date on or after the May 2009 Distribution
                                             Date, prior to giving effect to any distributions, the Loan Group 6
                                             Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                             Prepayment Percentage for Loan Group 6 for that Distribution Date will equal the Senior Percentage for Loan Group 6.

                                      No decrease will occur if certain delinquency and loss tests are not met.
                                      For a more complete description, please see the Disclosure Supplement.
-----------------------------------------------------------------------------------------------------------------

                                                                              23

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Principal Amount:                     The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage
                                      Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable servicing agreement) of each Mortgage Loan in such Loan Group that was repurchased and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments
                                      (net of unreimbursed advances and other amounts as to which the related
                                      Servicer is entitled to be reimbursed pursuant to the applicable servicing agreement) in connection with any defective Mortgage Loan in such Loan
                                      Group received during the calendar month preceding the month of that
                                      Distribution Date, (d) any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds (other than any foreclosure profits net of unreimbursed expenses and unreimbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all full and partial principal prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                      Date.

Senior Principal Distribution         The Senior Principal Distribution Amount for a Loan Group for any
Amount:                               Distribution Date will equal the sum of (i) the Senior Percentage for such
                                      Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution
                                      Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan
                                      Group and such Distribution Date.

Subordinate Principal                 The Subordinate Principal Distribution Amount for a Loan Group for any
Distribution Amount:                  Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution
                                      Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of
                                      "Principal Amount" for such Loan Group and such Distribution Date. See the
                                      Disclosure Supplement for the allocation of the Subordinate Principal
                                      Amount Among Subordinate Certificates.
-----------------------------------------------------------------------------------------------------------------

                                                                              24

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          PRELIMINARY SUMMARY OF TERMS
-----------------------------------------------------------------------------------------------------------------

Fractional Interest:                  The "Fractional Interest" with respect to any Distribution Date and each class of Aggregate Group 2 Subordinate Certificates, Class 5-B Certificates
                                      or Class 6-B Certificates will equal (i) the aggregate of the class balances immediately prior to such Distribution Date of all classes of
                                      Aggregate Group 2 Subordinate Certificates, Class 5-B Certificates or Class
                                      6-B Certificates, as applicable, that have higher numerical class designations than such class, divided by (ii) (A) in the case of the
                                      Aggregate Group 2 Subordinate Certificates, the Pool Principal Balance for
                                      Aggregate Loan Group 2 immediately prior to such Distribution Date, (B) in the case of the Class 5-B Certificates, the Pool Principal Balance for Loan
                                      Group 5 immediately prior to such Distribution Date or (C) in the case of the Class 6-B Certificates, the Pool Principal Balance for Loan Group 6
                                      immediately prior to such Distribution Date.

                                      The approximate Fractional Interests for the Subordinate Certificates on
                                      the Closing Date are expected to be as follows:

                                                               CLASS X-B CERTIFICATES
                                                               -----------------------
                                                   Class X-B-1..........................1.65%
                                                   Class X-B-2..........................1.05%
                                                   Class X-B-3..........................0.65%
                                                   Class X-B-4..........................0.40%
                                                   Class X-B-5..........................0.20%
                                                   Class X-B-6..........................0.00%

                                                               CLASS 5-B CERTIFICATES
                                                               ----------------------
                                                   Class 5-B-1..........................1.85%
                                                   Class 5-B-2..........................1.20%
                                                   Class 5-B-3..........................0.80%
                                                   Class 5-B-4..........................0.45%
                                                   Class 5-B-5..........................0.20%
                                                   Class 5-B-6..........................0.00%

                                                               CLASS 6-B CERTIFICATES
                                                               ----------------------
                                                   Class 6-B-1..........................2.70%
                                                   Class 6-B-2..........................1.75%
                                                   Class 6-B-3..........................1.20%
                                                   Class 6-B-4..........................0.70%
                                                   Class 6-B-5..........................0.30%
                                                   Class 6-B-6..........................0.00%
-----------------------------------------------------------------------------------------------------------------

                                                                              25

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AGGREGATE GROUP 2 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class X-B Certificates provide credit support for the Class A Certificates in Aggregate Group 2. In addition, under certain circumstances principal otherwise payable to the Class X-B Certificates will be paid to the related
Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates in Aggregate Group 2, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates in Aggregate Group 2 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A
Certificates in Aggregate Group 2 relative to the amortization of the Class X-B
Certificates. As a result, the credit support percentage for the Class A
Certificates in Aggregate Group 2 should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                    SUBORDINATION OF CLASS X-B CERTIFICATES
               --------------------------------------------------
                          Class A in Aggregate Group 2
                             Credit Support (4.15%)
               --------------------------------------------------
                                  Class X-B-1
                             Credit Support (1.65%)
               --------------------------------------------------
Priority of                       Class X-B-2                        Order of
 Payment                     Credit Support (1.05%)                    Loss
               --------------------------------------------------   Allocation
                                  Class X-B-3
                             Credit Support (0.65%)
               --------------------------------------------------
                                  Class X-B-4
                             Credit Support (0.40%)
               --------------------------------------------------
                                  Class X-B-5
                             Credit Support (0.20%)
               --------------------------------------------------
                                  Class X-B-6
                             Credit Support (0.00%)
               --------------------------------------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates of each Loan Group in Aggregate Group
2 and the Class X-B Certificates will be made on each Distribution Date from the
Pool Distribution Amount, for each Loan Group in Aggregate Group 2, in the following order of priority:
--------------------------------------------------------------------------------

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
  ----------------------------------------------------------------------------
                                      |
                                      |
  ----------------------------------------------------------------------------
                          First, to the Master Servicer
  ----------------------------------------------------------------------------
                                      |
                                      |
  ----------------------------------------------------------------------------
        Second, to the related Class A Certificates of each Loan Group in
                       Aggregate Group 2 to pay Interest;
  -----------------------------------------------------------------------------
                                      |
                                      |
  ----------------------------------------------------------------------------
  Third, to the related Class A Certificates of each Loan Group in Aggregate
                            Group 2 to pay Principal;
   ---------------------------------------------------------------------------
                                      |
                                      |
  ----------------------------------------------------------------------------
  Fourth, sequentially, to each class of Subordinate Certificates in Aggregate
   Group 2 to pay Interest and then Principal in the order of numerical class designations, beginning with Class X-B-1 Certificates; and
  ----------------------------------------------------------------------------
                                      |
                                      |
  ----------------------------------------------------------------------------
         Fifth, to the Class 2-A-R Certificate, any remaining amounts.
  ----------------------------------------------------------------------------

                                                                              26

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       GROUP 5 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class 5-B Certificates provide credit support for the Class A Certificates in Group 5. In addition, under certain circumstances principal otherwise payable to the Class 5-B Certificates will be paid to the Class 5-A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the
Class A Certificates in Group 5, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the
Class A Certificates in Group 5 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates in Group 5 relative to the amortization of the Class
5-B Certificates. As a result, the credit support percentage for the Class A
Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                    SUBORDINATION OF CLASS 5-B CERTIFICATES
               --------------------------------------------------
                                Class A Group 5
                             Credit Support (3.45%)
               --------------------------------------------------
                                  Class 5-B-1
                             Credit Support (1.85%)
               --------------------------------------------------
Priority of                       Class 5-B-2                        Order of
  Payment                    Credit Support (1.20%)                    Loss
               --------------------------------------------------   Allocation
                                  Class 5-B-3
                             Credit Support (0.80%)
               --------------------------------------------------
                                  Class 5-B-4
                             Credit Support (0.45%)
               --------------------------------------------------
                                  Class 5-B-5
                             Credit Support (0.20%)
               --------------------------------------------------
                                  Class 5-B-6
                             Credit Support (0.00%)
               --------------------------------------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates of Group 5 and the Class 5-B
Certificates will be made on each Distribution Date from the Pool Distribution
Amount for Loan Group 5 in the following order of priority:
--------------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
  ----------------------------------------------------------------------------
                                      |
                                      |
  ----------------------------------------------------------------------------
                          First, to the Master Servicer
  ----------------------------------------------------------------------------
                                      |
                                      |
  ----------------------------------------------------------------------------
     Second, to the related Class A Certificates in Group 5 to pay Interest;
  ----------------------------------------------------------------------------
                                      |
                                      |
  ----------------------------------------------------------------------------
     Third, to the related Class A Certificates in Group 5 to pay Principal;
  ----------------------------------------------------------------------------
                                      |
                                      |
  ----------------------------------------------------------------------------
   Fourth, sequentially, to each class of Subordinate Certificates in Group 5 to pay Interest and then Principal in the order of numerical class designations, beginning with Class 5-B-1 Certificates; and
  ----------------------------------------------------------------------------
                                      |
                                      |
  ----------------------------------------------------------------------------
          Fifth, to the Class 2-A-R Certificate, any remaining amounts.
  ----------------------------------------------------------------------------

                                                                              27

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D    $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       GROUP 6 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class 6-B Certificates provide credit support for the Class A Certificates in Group 6. In addition, under certain circumstances principal otherwise payable to the Class 6-B Certificates will be paid to the Class 6-A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the
Class A Certificates in Group 6, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the
Class A Certificates in Group 6 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates in Group 6 relative to the amortization of the Class
6-B Certificates. As a result, the credit support percentage for the Class A
Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                    SUBORDINATION OF CLASS 6-B CERTIFICATES
               --------------------------------------------------
                               Class A in Group 6
                             Credit Support (5.00%)
               --------------------------------------------------
                                  Class 6-B-1
                             Credit Support (2.70%)
               --------------------------------------------------
                                  Class 6-B-2
                             Credit Support (1.75%)
               --------------------------------------------------
Priority of                       Class 6-B-3                       Order of
  Payment                    Credit Support (1.20%)                   Loss
               --------------------------------------------------  Allocation
                                  Class 6-B-4
                             Credit Support (0.70%)
               --------------------------------------------------
                                  Class 6-B-5
                             Credit Support (0.30%)
               --------------------------------------------------
                                  Class 6-B-6
                             Credit Support (0.00%)
               --------------------------------------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates of Group 6 and the Class 6-B
Certificates will be made on each Distribution Date from the Pool Distribution
Amount for Loan Group 6-A and Loan Group 6-B in the following order of priority:
--------------------------------------------------------------------------------

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
  ----------------------------------------------------------------------------
                                       |
                                       |
  ----------------------------------------------------------------------------
                          First, to the Master Servicer
  ----------------------------------------------------------------------------
                                       |
                                       |
  ----------------------------------------------------------------------------
    Second, (i) from the Pool Distribution Amount for Loan Group 6-A, to the
   Class 6A-A Certificates to pay Interest and (ii) from the Pool Distribution
   Amount for Loan Group 6-B, to the Class 6B-A Certificates to pay Interest;
  ----------------------------------------------------------------------------
                                       |
                                       |
  ----------------------------------------------------------------------------
    Third, (i) from the Pool Distribution Amount for Loan Group 6-A, to the
  Class 6A-A Certificates to pay Principal and (ii) from the Pool Distribution
   Amount for Loan Group 6-B, to the Class 6B-A Certificates to pay Principal
  ----------------------------------------------------------------------------
                                       |
                                       |
  ----------------------------------------------------------------------------
   Fourth, sequentially, to each class of Subordinate Certificates in Group 6 to pay Interest and then Principal in the order of numerical class designations, beginning with Class 6-B-1 Certificates; and
  ----------------------------------------------------------------------------
                                       |
                                       |
  ----------------------------------------------------------------------------
         Fifth, to the Class 2-A-R Certificate, any remaining amounts.
  ----------------------------------------------------------------------------

For a copy of the Base Prospectus or a more detailed description of the
Transaction Parties, Risk Factors, or other salient deal features please see the
Disclosure Supplement.

                                                                              28

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

                        BANC OF AMERICA SECURITIES [LOGO]

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET - COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                      BANC OF AMERICA FUNDING 2006-D TRUST
                                 ISSUING ENTITY

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-D
                          $1,171,971,000 (APPROXIMATE)

                                 APRIL 12, 2006

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 2 Mortgage Loans consist of 3/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 92.91% of the Group
2 Mortgage Loans require only the payment of interest until the 37th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 11.500% to 13.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------
                                                                COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                                ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                     $22,901,727
TOTAL NUMBER OF LOANS                                                       39
AVERAGE LOAN PRINCIPAL BALANCE                                        $587,224       $149,940 to $1,200,000
WA GROSS COUPON                                                         6.225%             5.500% to 7.125%
WA FICO                                                                    747                   630 to 818
WA ORIGINAL TERM                                                    360 months
WA REMAINING TERM                                                   359 months            356 to 360 months
WA OLTV                                                                 73.06%             37.88% to 90.00%
WA DTI                                                                  34.91%             11.50% to 59.80%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                              35 months              32 to 36 months
WA GROSS MARGIN                                                         2.250%
WA RATE CEILING                                                        12.225%           11.500% to 13.125%
Geographic Concentration of Mortgaged Properties          CA            40.53%
(Top 5 States) based on the Aggregate Stated Principal    SC            14.53%
Balance                                                   FL            11.67%
                                                          NV             7.17%
                                                          AZ             6.89%
-----------------------------------------------------------------------------------------------------------

                                                                               2

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]                $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
          OCCUPANCY               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Primary Residence                   33      $  18,990,286.99      82.92%      $  575,463.24           743                75.64%
Second Home                          6          3,911,440.24      17.08          651,906.71           767                60.56
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
        PROPERTY TYPE             LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

PUD                                 18      $  10,844,514.00      47.35%      $  602,473.00           743                70.38%
Single Family Residence             17          9,295,037.23      40.59          546,766.90           746                75.47
Condominium                          3          2,162,176.00       9.44          720,725.33           765                78.44
2-Family                             1            600,000.00       2.62          600,000.00           774                64.86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

                                        MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
           PURPOSE                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Purchase                            22      $  11,987,317.61      52.34%      $  544,878.07           757                75.54%
Refinance-Rate/Term                  9          6,295,494.41      27.49          699,499.38           742                71.84
Refinance-Cashout                    8          4,618,915.21      20.17          577,364.40           728                68.31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

                                                                               3

BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is provided for your information by Banc of
America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                        GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                                 OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
       GEOGRAPHIC AREA            LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Arizona                              3      $   1,577,000.00       6.89%      $  525,666.67           795                76.70%
California                          16          9,282,180.21      40.53          580,136.26           737                71.28
Florida                              4          2,672,788.00      11.67          668,197.00           749                78.01
Georgia                              1            186,254.37       0.81          186,254.37           818                80.00
Illinois                             1            928,000.00       4.05          928,000.00           774                80.00
Maryland                             1            480,000.00       2.10          480,000.00           764                80.00
Minnesota                            1            659,294.41       2.88          659,294.41           761                80.00
Missouri                             1            167,400.00       0.73          167,400.00           673                90.00
Nevada                               2          1,641,920.00       7.17          820,960.00           748                58.07
North Carolina                       2            574,940.24       2.51          287,470.12           765                50.93
South Carolina                       5          3,326,500.00      14.53          665,300.00           754                75.23
Texas                                1            969,450.00       4.23          969,450.00           710                79.46
Washington                           1            436,000.00       1.90          436,000.00           688                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 6.29% of the Group 2
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                               4

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
   CURRENT MORTGAGE LOAN        MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   PRINCIPAL BALANCES ($)         LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00              1      $     149,940.24       0.65%      $  149,940.24           738                53.57%
150,000.01 - 200,000.00              2            353,654.37       1.54          176,827.19           749                84.73
250,000.01 - 300,000.00              2            553,125.00       2.42          276,562.50           777                75.10
400,000.01 - 450,000.00              6          2,605,365.38      11.38          434,227.56           753                74.24
450,000.01 - 500,000.00              3          1,480,000.00       6.46          493,333.33           774                66.52
500,000.01 - 550,000.00              6          3,101,145.83      13.54          516,857.64           708                73.27
550,000.01 - 600,000.00              2          1,180,000.00       5.15          590,000.00           784                72.30
600,000.01 - 650,000.00              5          3,151,344.00      13.76          630,268.80           743                77.48
650,000.01 - 700,000.00              3          2,017,544.41       8.81          672,514.80           746                64.09
700,000.01 - 750,000.00              1            749,000.00       3.27          749,000.00           799                74.97
800,000.01 - 850,000.00              2          1,623,158.00       7.09          811,579.00           720                77.47
850,000.01 - 900,000.00              1            880,000.00       3.84          880,000.00           735                80.00
900,000.01 - 950,000.00              1            928,000.00       4.05          928,000.00           774                80.00
950,000.01 - 1,000,000.00            3          2,929,450.00      12.79          976,483.33           754                78.27
1,000,000.01 - 1,500,000.00          1          1,200,000.00       5.24        1,200,000.00           741                50.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 2 Mortgage Loans is expected to be approximately $587,224.

                                                                               5

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                  ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
   ORIGINAL LOAN-TO-            MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   VALUE RATIOS (%)               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

35.01 - 40.00                        1      $     681,750.00       2.98%      $  681,750.00           733                37.88%
40.01 - 45.00                        1            500,000.00       2.18          500,000.00           806                40.10
45.01 - 50.00                        2          1,625,000.00       7.10          812,500.00           750                50.00
50.01 - 55.00                        2            669,940.24       2.93          334,970.12           654                54.48
60.01 - 65.00                        1            600,000.00       2.62          600,000.00           774                64.86
65.01 - 70.00                        2          1,137,000.00       4.96          568,500.00           732                68.52
70.01 - 75.00                        5          2,989,944.00      13.06          597,988.80           741                74.96
75.01 - 80.00                       24         14,530,692.99      63.45          605,445.54           752                79.39
85.01 - 90.00                        1            167,400.00       0.73          167,400.00           673                90.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately
      73.06%.

                                                                               6

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                 CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
    CURRENT MORTGAGE            MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   INTEREST RATES (%)             LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

5.251 - 5.500                        1      $     480,000.00       2.10%      $  480,000.00           764                80.00%
5.501 - 5.750                        5          2,544,553.65      11.11          508,910.73           739                71.84
5.751 - 6.000                       16          8,750,922.58      38.21          546,932.66           753                74.92
6.001 - 6.250                        5          2,714,801.00      11.85          542,960.20           749                70.52
6.251 - 6.500                        4          2,298,000.00      10.03          574,500.00           713                70.82
6.501 - 6.750                        3          2,646,450.00      11.56          882,150.00           758                78.38
6.751 - 7.000                        4          2,587,000.00      11.30          646,750.00           754                63.55
7.001 - 7.250                        1            880,000.00       3.84          880,000.00           735                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 2 Mortgage Loans is expected to be approximately 6.225%
      per annum.

                                          GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   GROSS MARGIN (%)               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 2
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                               7

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                          RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   RATE CEILINGS (%)              LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

11.251 - 11.500                      1      $     480,000.00       2.10%      $  480,000.00           764                80.00%
11.501 - 11.750                      5          2,544,553.65      11.11          508,910.73           739                71.84
11.751 - 12.000                     16          8,750,922.58      38.21          546,932.66           753                74.92
12.001 - 12.250                      5          2,714,801.00      11.85          542,960.20           749                70.52
12.251 - 12.500                      4          2,298,000.00      10.03          574,500.00           713                70.82
12.501 - 12.750                      3          2,646,450.00      11.56          882,150.00           758                78.38
12.751 - 13.000                      4          2,587,000.00      11.30          646,750.00           754                63.55
13.001 - 13.250                      1            880,000.00       3.84          880,000.00           735                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2
      Mortgage Loans is expected to be approximately 12.225% per annum.

                                                                               8

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
       FIRST RATE               MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
     ADJUSTMENT DATE              LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

December 1, 2008                     2      $     403,065.24       1.76%      $  201,532.62           747                67.03%
February 1, 2009                     1            186,254.37       0.81          186,254.37           818                80.00
March 1, 2009                       18         10,030,285.62      43.80          557,238.09           736                73.68
April 1, 2009                       18         12,282,122.00      53.63          682,340.11           755                72.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 35 months.

                                         REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
     REMAINING TERM             MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
        (MONTHS)                  LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

341 - 360                           39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

                                                                               9

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
    CREDIT SCORES                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

801 - 850                            2      $     686,254.37       3.00%      $  343,127.19           809                50.93%
751 - 800                           17          9,914,784.79      43.29          583,222.63           777                76.46
701 - 750                           14          9,227,499.24      40.29          659,107.09           735                70.43
651 - 700                            5          2,553,188.83      11.15          510,637.77           684                79.07
601 - 650                            1            520,000.00       2.27          520,000.00           630                54.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                            ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
   ORIGINAL DEBT-TO-            MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   INCOME RATIOS (%)              LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        2      $     953,000.00       4.16%      $  476,500.00           781                66.62%
15.01 - 20.00                        3          1,416,254.37       6.18          472,084.79           769                67.97
20.01 - 25.00                        2          1,414,895.38       6.18          707,447.69           736                78.86
25.01 - 30.00                        7          3,404,384.65      14.87          486,340.66           765                69.45
30.01 - 35.00                        4          2,155,884.00       9.41          538,971.00           763                79.39
35.01 - 40.00                       10          7,085,989.83      30.94          708,598.98           745                78.16
40.01 - 45.00                        4          2,824,000.00      12.33          706,000.00           725                62.60
45.01 - 50.00                        5          2,710,319.00      11.83          542,063.80           736                70.61
50.01 - 55.00                        1            501,000.00       2.19          501,000.00           723                74.78
55.01 - 60.00                        1            436,000.00       1.90          436,000.00           688                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 34.91%.

                                                                              10

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                     MONTHS SINCE ORIGINATION OF THE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  MONTHS SINCE                  MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   ORIGINATION                    LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

1 - 6                               39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $  22,901,727.23     100.00%      $  587,223.78           747                73.06%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 2 Mortgage Loans is expected to be approximately 2 months.

                                                                              11

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 3 Mortgage Loans consist of 5/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 69.71% of the Group
3 Mortgage Loans require only the payment of interest until the 61st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.500% to 12.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------
                                                                COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                                ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                     $210,682,944
TOTAL NUMBER OF LOANS                                                       365
AVERAGE LOAN PRINCIPAL BALANCE                                         $577,214      $115,254 to $1,462,500
WA GROSS COUPON                                                          5.854%            4.500% to 7.250%
WA FICO                                                                     746                  629 to 819
WA ORIGINAL TERM                                                     360 months
WA REMAINING TERM                                                    360 months           353 to 360 months
WA OLTV                                                                  73.17%             7.83% to 89.99%
WA DTI                                                                   36.22%             7.62% to 67.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                               59 months             48 to 60 months
WA GROSS MARGIN                                                          2.250%
WA RATE CEILING                                                         10.854%           9.500% to 12.250%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES          CA             52.05%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL    FL             13.37%
BALANCE                                                   VA              6.83%
                                                          MD              4.88%
                                                          WA              3.19%
-----------------------------------------------------------------------------------------------------------

                                                                              12

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                 OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
       OCCUPANCY                  LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Primary Residence                  330      $ 190,069,184.90      90.22%      $  575,967.23           745                73.13%
Second Home                         32         19,497,505.06       9.25          609,297.03           752                74.35
Investor Property                    3          1,116,253.89       0.53          372,084.63           738                58.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
        PROPERTY TYPE             LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Single Family Residence            209      $ 120,005,916.37      56.96%      $  574,190.99           742                71.43%
PUD                                103         60,855,508.69      28.88          590,830.18           746                75.16
Condominium                         52         29,423,085.87      13.97          565,828.57           760                76.03
2-Family                             1            398,432.92       0.19          398,432.92           717                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

                                         MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
        PURPOSE                   LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Purchase                           255      $ 148,485,134.17      70.48%      $  582,294.64           751                76.02%
Refinance-Rate/Term                 59         34,118,499.19      16.19          578,279.65           731                65.44
Refinance-Cashout                   51         28,079,310.49      13.33          550,574.72           737                67.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

                                                                              13

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                        GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                                  OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
     GEOGRAPHIC AREA              LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Arizona                              8      $   4,047,293.17       1.92%      $  505,911.65           747                72.33%
California                         186        109,654,622.38      52.05          589,540.98           745                72.76
Colorado                             3          1,730,500.00       0.82          576,833.33           727                72.69
Connecticut                          1            688,000.00       0.33          688,000.00           741                80.00
District of Columbia                 4          2,451,200.00       1.16          612,800.00           770                73.02
Florida                             45         28,176,423.21      13.37          626,142.74           750                71.95
Georgia                              8          3,733,833.74       1.77          466,729.22           752                79.43
Illinois                             8          5,104,318.34       2.42          638,039.79           769                71.39
Louisiana                            1            431,007.72       0.20          431,007.72           708                80.00
Maryland                            20         10,273,760.69       4.88          513,688.03           723                74.79
Massachusetts                        3          1,423,932.92       0.68          474,644.31           733                80.00
Missouri                             1            419,600.00       0.20          419,600.00           698                80.00
Nevada                               6          3,846,500.00       1.83          641,083.33           717                71.67
New Jersey                           3          1,567,942.00       0.74          522,647.33           706                56.43
New York                             3          1,700,000.00       0.81          566,666.67           747                61.88
North Carolina                      11          6,344,461.68       3.01          576,769.24           771                79.92
Oklahoma                             1            500,000.00       0.24          500,000.00           795                62.50
Oregon                               1            500,000.00       0.24          500,000.00           702                72.46
Pennsylvania                         2          1,115,663.11       0.53          557,831.56           743                73.76
Rhode Island                         1            530,000.00       0.25          530,000.00           773                51.04
South Carolina                       2            940,000.00       0.45          470,000.00           703                80.00
Tennessee                            1            479,423.25       0.23          479,423.25           687                53.81
Texas                                5          2,823,540.39       1.34          564,708.08           759                75.04
Utah                                 1            626,400.00       0.30          626,400.00           739                80.00
Vermont                              1            475,000.00       0.23          475,000.00           755                76.00
Virginia                            27         14,382,542.80       6.83          532,686.77           755                76.96
Washington                          12          6,716,978.45       3.19          559,748.20           737                72.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.17% of the Group 3
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              14

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
   CURRENT MORTGAGE LOAN        MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   PRINCIPAL BALANCES ($)         LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00              3      $     394,245.48       0.19%      $  131,415.16           742                80.00%
150,000.01 - 200,000.00              3            516,235.44       0.25          172,078.48           728                54.29
250,000.01 - 300,000.00              1            260,000.00       0.12          260,000.00           736                80.00
300,000.01 - 350,000.00              2            628,400.00       0.30          314,200.00           739                74.88
350,000.01 - 400,000.00              3          1,154,832.88       0.55          384,944.29           722                79.86
400,000.01 - 450,000.00             45         19,503,914.76       9.26          433,420.33           736                74.13
450,000.01 - 500,000.00             82         39,389,644.21      18.70          480,361.51           741                71.21
500,000.01 - 550,000.00             51         26,798,235.89      12.72          525,455.61           742                73.97
550,000.01 - 600,000.00             56         32,379,110.02      15.37          578,198.39           745                76.34
600,000.01 - 650,000.00             40         25,342,285.88      12.03          633,557.15           743                75.10
650,000.01 - 700,000.00             26         17,667,323.27       8.39          679,512.43           750                75.40
700,000.01 - 750,000.00             10          7,274,226.99       3.45          727,422.70           738                75.24
750,000.01 - 800,000.00             11          8,547,581.94       4.06          777,052.90           753                75.72
800,000.01 - 850,000.00             10          8,299,152.82       3.94          829,915.28           764                62.34
850,000.01 - 900,000.00              4          3,520,800.00       1.67          880,200.00           744                74.47
900,000.01 - 950,000.00              3          2,764,454.27       1.31          921,484.76           710                69.86
950,000.01 - 1,000,000.00           10          9,837,500.00       4.67          983,750.00           776                64.49
1,000,000.01 - 1,500,000.00          5          6,405,000.00       3.04        1,281,000.00           765                70.85
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 3 Mortgage Loans is expected to be approximately $577,214.

                                                                              15

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  ORIGINAL LOAN-TO-             MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  VALUE RATIOS (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         2      $   1,303,000.00       0.62%      $  651,500.00           803                 8.15%
20.01 - 25.00                        1          1,000,000.00       0.47        1,000,000.00           784                21.14
25.01 - 30.00                        1            645,000.00       0.31          645,000.00           749                28.04
30.01 - 35.00                        3          1,510,000.00       0.72          503,333.33           776                31.86
35.01 - 40.00                        3          1,645,251.16       0.78          548,417.05           730                37.71
40.01 - 45.00                        5          2,562,000.00       1.22          512,400.00           717                42.36
45.01 - 50.00                        9          4,712,122.72       2.24          523,569.19           754                47.72
50.01 - 55.00                        3          1,529,423.25       0.73          509,807.75           728                52.23
55.01 - 60.00                       17          9,055,699.40       4.30          532,688.20           747                57.71
60.01 - 65.00                       18         11,582,438.86       5.50          643,468.83           762                62.41
65.01 - 70.00                       29         19,700,465.37       9.35          679,326.39           757                68.16
70.01 - 75.00                       39         25,782,488.97      12.24          661,089.46           744                74.26
75.01 - 80.00                      233        128,492,693.12      60.99          551,470.79           742                79.66
85.01 - 90.00                        2          1,162,361.00       0.55          581,180.50           716                89.42
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately
      73.17%.

                                                                              16

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                  CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
    CURRENT MORTGAGE            MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   INTEREST RATES (%)             LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

4.251 - 4.500                        2      $   1,162,379.33       0.55%      $  581,189.67           704                80.00%
4.501 - 4.750                        4          2,849,851.86       1.35          712,462.97           693                73.14
4.751 - 5.000                       21         11,782,866.56       5.59          561,088.88           744                72.78
5.001 - 5.250                       20         10,746,251.30       5.10          537,312.57           758                76.50
5.251 - 5.500                       28         16,351,941.63       7.76          583,997.92           760                76.15
5.501 - 5.750                       72         43,316,084.07      20.56          601,612.28           751                71.00
5.751 - 6.000                      102         60,200,525.58      28.57          590,201.23           743                72.73
6.001 - 6.250                       61         35,704,582.52      16.95          585,321.02           745                74.26
6.251 - 6.500                       37         19,622,920.39       9.31          530,349.20           734                72.44
6.501 - 6.750                       11          5,629,575.93       2.67          511,779.63           751                75.52
6.751 - 7.000                        5          2,504,564.68       1.19          500,912.94           732                73.41
7.001 - 7.250                        2            811,400.00       0.39          405,700.00           728                65.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 3 Mortgage Loans is expected to be approximately 5.854%
      per annum.

                                                                              17

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                           GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  GROSS MARGIN (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 3
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                           RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  RATE CEILINGS (%)               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                        2      $   1,162,379.33       0.55%      $  581,189.67           704                80.00%
9.501 - 9.750                        4          2,849,851.86       1.35          712,462.97           693                73.14
9.751 - 10.000                      21         11,782,866.56       5.59          561,088.88           744                72.78
10.001 - 10.250                     20         10,746,251.30       5.10          537,312.57           758                76.50
10.251 - 10.500                     28         16,351,941.63       7.76          583,997.92           760                76.15
10.501 - 10.750                     72         43,316,084.07      20.56          601,612.28           751                71.00
10.751 - 11.000                    102         60,200,525.58      28.57          590,201.23           743                72.73
11.001 - 11.250                     61         35,704,582.52      16.95          585,321.02           745                74.26
11.251 - 11.500                     37         19,622,920.39       9.31          530,349.20           734                72.44
11.501 - 11.750                     11          5,629,575.93       2.67          511,779.63           751                75.52
11.751 - 12.000                      5          2,504,564.68       1.19          500,912.94           732                73.41
12.001 - 12.250                      2            811,400.00       0.39          405,700.00           728                65.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
      Mortgage Loans is expected to be approximately 10.854% per annum.

                                                                              18

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
     FIRST RATE                 MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   ADJUSTMENT DATE                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

April 1, 2010                        1      $     455,658.35       0.22%      $  455,658.35           656                79.42%
September 1, 2010                    1            115,253.89       0.05          115,253.89           757                80.00
October 1, 2010                      1            394,400.00       0.19          394,400.00           733                80.00
November 1, 2010                     6          2,759,867.44       1.31          459,977.91           742                75.72
December 1, 2010                     6          1,698,488.29       0.81          283,081.38           710                73.00
January 1, 2011                      8          4,415,950.62       2.10          551,993.83           740                73.64
February 1, 2011                     3          1,602,000.00       0.76          534,000.00           727                64.37
March 1, 2011                      107         61,831,747.86      29.35          577,866.80           746                73.07
April 1, 2011                      232        137,409,577.40      65.22          592,282.66           747                73.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

                                          REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
    REMAINING TERM              MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
       (MONTHS)                   LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

341 - 360                          365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 3 Mortgage Loans is expected to be approximately 360 months.

                                                                              19

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   CREDIT SCORES                  LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

801 - 850                           17      $  11,543,800.59       5.48%      $  679,047.09           807                67.79%
751 - 800                          158         94,846,257.86      45.02          600,292.77           775                72.01
701 - 750                          139         76,388,608.33      36.26          549,558.33           726                75.62
651 - 700                           40         21,583,899.65      10.24          539,597.49           684                72.45
601 - 650                           10          5,860,377.42       2.78          586,037.74           633                74.16
Not Scored                           1            460,000.00       0.22          460,000.00             0                59.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                            ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
 ORIGINAL DEBT-TO-              MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 INCOME RATIOS (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         2      $   1,000,000.00       0.47%      $  500,000.00           802                60.12%
10.01 - 15.00                        8          4,527,175.00       2.15          565,896.88           756                68.16
15.01 - 20.00                       15          9,461,415.35       4.49          630,761.02           754                65.55
20.01 - 25.00                       27         15,595,505.69       7.40          577,611.32           747                70.30
25.01 - 30.00                       49         28,270,446.56      13.42          576,947.89           745                75.47
30.01 - 35.00                       53         31,282,394.98      14.85          590,233.87           744                76.63
35.01 - 40.00                       71         39,857,587.30      18.92          561,374.47           742                72.27
40.01 - 45.00                       70         41,435,029.24      19.67          591,928.99           749                74.22
45.01 - 50.00                       49         27,585,033.00      13.09          562,959.86           736                74.74
50.01 - 55.00                        9          5,225,372.28       2.48          580,596.92           764                65.64
55.01 - 60.00                        9          5,108,580.45       2.42          567,620.05           748                66.22
60.01 - 65.00                        2            917,404.00       0.44          458,702.00           771                73.38
65.01 - 70.00                        1            417,000.00       0.20          417,000.00           706                79.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 36.22%.

                                                                              20

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                     MONTHS SINCE ORIGINATION OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  MONTHS SINCE                  MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   ORIGINATION                    LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

1 - 6                              362      $ 209,717,631.61      99.54%      $  579,330.47           746                73.14%
7 - 12                               2            509,653.89       0.24          254,826.95           738                80.00
13 - 18                              1            455,658.35       0.22          455,658.35           656                79.42
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $ 210,682,943.85     100.00%      $  577,213.54           746                73.17%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 3 Mortgage Loans is expected to be approximately 2 months.

                                                                              21

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 4 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 69.34% of the Group
4 Mortgage Loans require only the payment of interest until the 85th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.255% to 12.755%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

---------------------------------------------------------------------------------------------------------------------
                                                                      COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                      ------------------       ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                           $34,016,856
TOTAL NUMBER OF LOANS                                                             55
AVERAGE LOAN PRINCIPAL BALANCE                                              $618,488           $427,000 to $1,036,000
WA GROSS COUPON                                                               6.045%                 4.625% to 6.750%
WA FICO                                                                          744                       635 to 813
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         360 months                357 to 360 months
WA OLTV                                                                       70.50%                 23.03% to 87.76%
WA DTI                                                                        39.06%                 11.50% to 60.50%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    84 months                  81 to 84 months
WA GROSS MARGIN                                                               2.250%
WA RATE CEILING                                                              11.062%                9.255% to 12.755%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES             CA               50.62%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL       FL               13.79%
BALANCE                                                      SC                8.58%
                                                             IL                5.21%
                                                             VA                4.71%
---------------------------------------------------------------------------------------------------------------------

                                                                              22

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                 OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
    OCCUPANCY                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Primary Residence                   44      $  26,981,658.50      79.32%      $  613,219.51           746                69.22%
Second Home                         10          6,547,197.41      19.25          654,719.74           732                75.06
Investor Property                    1            488,000.00       1.43          488,000.00           738                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
     PROPERTY TYPE                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Single Family Residence             38      $  22,058,369.99      64.85%      $  580,483.42           748                70.38%
PUD                                 11          7,611,234.73      22.37          691,930.43           735                69.79
Condominium                          5          3,739,251.19      10.99          747,850.24           746                71.09
Townhouse                            1            608,000.00       1.79          608,000.00           663                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

                                         MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
       PURPOSE                    LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Purchase                            37      $  23,644,048.45      69.51%      $  639,028.34           749                71.60%
Refinance-Cashout                   13          7,407,807.46      21.78          569,831.34           734                67.86
Refinance-Rate/Term                  5          2,965,000.00       8.72          593,000.00           726                68.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

                                                                              23

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                        GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                                  OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   GEOGRAPHIC AREA                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

California                          28      $  17,220,412.10      50.62%      $  615,014.72           748                72.98%
District of Columbia                 1            588,000.00       1.73          588,000.00           787                80.00
Florida                              8          4,692,413.41      13.79          586,551.68           741                66.05
Hawaii                               1            800,000.00       2.35          800,000.00           765                66.67
Illinois                             3          1,772,200.00       5.21          590,733.33           741                79.86
New York                             1            475,000.00       1.40          475,000.00           755                77.24
North Carolina                       2          1,142,891.00       3.36          571,445.50           721                80.00
Oregon                               1            663,750.00       1.95          663,750.00           707                75.00
Pennsylvania                         1            698,194.40       2.05          698,194.40           781                66.40
South Carolina                       4          2,917,000.00       8.58          729,250.00           718                68.54
Virginia                             3          1,601,995.00       4.71          533,998.33           711                59.28
Washington                           2          1,445,000.00       4.25          722,500.00           776                48.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 4.07% of the Group 4
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              24

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
   CURRENT MORTGAGE LOAN        MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   PRINCIPAL BALANCES ($)         LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00              4      $   1,725,566.95       5.07%      $  431,391.74           702                73.40%
450,000.01 - 500,000.00             15          7,161,642.00      21.05          477,442.80           742                70.54
500,000.01 - 550,000.00              6          3,048,600.00       8.96          508,100.00           721                77.56
550,000.01 - 600,000.00              5          2,914,904.64       8.57          582,980.93           761                67.26
600,000.01 - 650,000.00              4          2,510,120.00       7.38          627,530.00           748                79.56
650,000.01 - 700,000.00              8          5,426,782.59      15.95          678,347.82           752                72.85
700,000.01 - 750,000.00              4          2,937,299.22       8.63          734,324.81           699                62.92
750,000.01 - 800,000.00              1            800,000.00       2.35          800,000.00           765                66.67
800,000.01 - 850,000.00              2          1,647,240.51       4.84          823,620.26           744                69.51
850,000.01 - 900,000.00              1            863,700.00       2.54          863,700.00           771                80.00
900,000.01 - 950,000.00              1            945,000.00       2.78          945,000.00           803                61.17
950,000.01 - 1,000,000.00            3          3,000,000.00       8.82        1,000,000.00           769                66.54
1,000,000.01 - 1,500,000.00          1          1,036,000.00       3.05        1,036,000.00           747                57.56
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 4 Mortgage Loans is expected to be approximately $618,488.

                                                                              25

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  ORIGINAL LOAN-TO-             MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   VALUE RATIOS (%)               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                        1      $     597,000.64       1.76%      $  597,000.64           792                23.03%
25.01 - 30.00                        1            500,000.00       1.47          500,000.00           724                25.25
30.01 - 35.00                        2          1,217,000.00       3.58          608,500.00           729                33.40
40.01 - 45.00                        1            675,000.00       1.98          675,000.00           710                41.54
45.01 - 50.00                        1          1,000,000.00       2.94        1,000,000.00           775                45.56
55.01 - 60.00                        2          1,864,000.00       5.48          932,000.00           718                58.26
60.01 - 65.00                        1            945,000.00       2.78          945,000.00           803                61.17
65.01 - 70.00                        9          5,270,060.57      15.49          585,562.29           717                67.91
70.01 - 75.00                        5          3,213,745.00       9.45          642,749.00           752                74.31
75.01 - 80.00                       31         18,305,049.70      53.81          590,485.47           749                79.58
85.01 - 90.00                        1            430,000.00       1.26          430,000.00           729                87.76
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately
      70.50%.

                                                                              26

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                  CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  CURRENT MORTGAGE              MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 INTEREST RATES (%)               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 4.750                        2      $   1,561,894.40       4.59%      $  780,947.20           775                73.92%
5.251 - 5.500                        1            499,995.00       1.47          499,995.00           756                74.07
5.501 - 5.750                        7          4,533,800.00      13.33          647,685.71           748                67.10
5.751 - 6.000                       14          8,652,558.95      25.44          618,039.93           736                75.03
6.001 - 6.250                       18         10,592,246.41      31.14          588,458.13           734                68.86
6.251 - 6.500                       10          6,433,241.15      18.91          643,324.12           757                69.86
6.501 - 6.750                        3          1,743,120.00       5.12          581,040.00           751                65.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 4 Mortgage Loans is expected to be approximately 6.045%
      per annum.

                                                                              27

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                           GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  GROSS MARGIN (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 4
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                           RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  RATE CEILINGS (%)               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                        1      $     698,194.40       2.05%      $  698,194.40           781                66.40%
9.501 - 9.750                        1            863,700.00       2.54          863,700.00           771                80.00
10.251 - 10.500                      1            499,995.00       1.47          499,995.00           756                74.07
10.501 - 10.750                      7          4,533,800.00      13.33          647,685.71           748                67.10
10.751 - 11.000                     14          8,652,558.95      25.44          618,039.93           736                75.03
11.001 - 11.250                     18         10,592,246.41      31.14          588,458.13           734                68.86
11.251 - 11.500                      9          5,836,240.51      17.16          648,471.17           753                74.65
11.501 - 11.750                      3          1,743,120.00       5.12          581,040.00           751                65.11
12.751 - 13.000                      1            597,000.64       1.76          597,000.64           792                23.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4
      Mortgage Loans is expected to be approximately 11.062% per annum.

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
     FIRST RATE                 MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  ADJUSTMENT DATE                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

January 1, 2013                      1      $     597,000.64       1.76%      $  597,000.64           792                23.03%
February 1, 2013                     1            698,194.40       2.05          698,194.40           781                66.40
March 1, 2013                       12          6,779,752.87      19.93          564,979.41           743                73.60
April 1, 2013                       41         25,941,908.00      76.26          632,729.46           742                70.89
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 84 months.

                                                                              28

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                          REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  REMAINING TERM (MONTHS)         LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

341 - 360                           55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   CREDIT SCORES                  LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

801 - 850                            5      $   3,633,560.51      10.68%      $  726,712.10           805                74.24%
751 - 800                           19         11,896,137.04      34.97          626,112.48           774                71.23
701 - 750                           21         12,528,867.36      36.83          596,612.73           728                67.44
651 - 700                            9          5,208,291.00      15.31          578,699.00           683                73.92
601 - 650                            1            750,000.00       2.20          750,000.00           635                68.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              29

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                            ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
ORIGINAL DEBT-TO-INCOME         MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
      RATIOS (%)                  LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        1      $   1,000,000.00       2.94%      $1,000,000.00           775                45.56%
15.01 - 20.00                        1            500,000.00       1.47          500,000.00           724                25.25
20.01 - 25.00                        4          2,813,750.00       8.27          703,437.50           735                68.23
25.01 - 30.00                        2          1,063,000.00       3.12          531,500.00           727                78.77
30.01 - 35.00                        7          3,935,824.00      11.57          562,260.57           757                73.60
35.01 - 40.00                       11          6,280,594.86      18.46          570,963.17           738                67.86
40.01 - 45.00                       16         10,572,982.10      31.08          660,811.38           755                73.53
45.01 - 50.00                        6          3,024,304.95       8.89          504,050.83           737                76.35
50.01 - 55.00                        5          3,646,400.00      10.72          729,280.00           741                68.89
55.01 - 60.00                        1            430,000.00       1.26          430,000.00           729                87.76
60.01 - 65.00                        1            750,000.00       2.20          750,000.00           635                68.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 4 Mortgage Loans is expected to be approximately 39.06%.

                                     MONTHS SINCE ORIGINATION OF THE GROUP 4 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  MONTHS SINCE                  MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  ORIGINATION                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

1 - 6                               53      $  32,721,660.87      96.19%      $  617,389.83           742                71.45%
13 - 18                              2          1,295,195.04       3.81          647,597.52           786                46.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $  34,016,855.91     100.00%      $  618,488.29           744                70.50%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 4 Mortgage Loans is expected to be approximately 2 months.

                                                                              30

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 5 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 5 Mortgage Loans consist of 10/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 92.25% of the Group
5 Mortgage Loans require only the payment of interest until the 121st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 12.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------------------
                                                                      COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                      ------------------       ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                              $465,796,414
TOTAL NUMBER OF LOANS                                                                739
AVERAGE LOAN PRINCIPAL BALANCE                                                  $630,306       $38,663 to $2,800,000
WA GROSS COUPON                                                                   6.120%            5.000% to 7.500%
WA FICO                                                                              746                  624 to 819
WA ORIGINAL TERM                                                              360 months           300 to 360 months
WA REMAINING TERM                                                             358 months           300 to 360 months
WA OLTV                                                                           69.05%            13.74% to 90.00%
WA DTI                                                                            36.77%             6.62% to 88.70%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                       118 months           112 to 120 months
WA GROSS MARGIN                                                                   2.250%
WA RATE CEILING                                                                  11.121%          10.000% to 12.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES             CA                   60.43%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL       FL                    7.69%
BALANCE                                                      IL                    3.42%
                                                             MD                    3.18%
                                                             VA                    2.51%
--------------------------------------------------------------------------------------------------------------------

                                                                              31

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                 OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
    OCCUPANCY                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Primary Residence                  679      $ 429,630,322.46      92.24%      $  632,739.80           745                69.02%
Second Home                         58         35,168,596.67       7.55          606,355.12           762                69.36
Investor Property                    2            997,494.54       0.21          498,747.27           764                70.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 5 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
     PROPERTY TYPE                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Single Family Residence            450      $ 290,839,207.95      62.44%      $  646,309.35           745                67.97%
PUD                                200        125,024,925.37      26.84          625,124.63           746                69.29
Condominium                         81         45,568,432.00       9.78          562,573.23           752                75.05
Townhouse                            5          2,275,858.39       0.49          455,171.68           778                67.52
2-Family                             2          1,250,696.67       0.27          625,348.34           759                74.69
3-Family                             1            837,293.29       0.18          837,293.29           775                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

                                         MORTGAGE LOAN PURPOSE OF THE GROUP 5 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
      PURPOSE                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Purchase                           371      $ 232,283,447.40      49.87%      $  626,100.94           755                73.39%
Refinance-Rate/Term                175        118,030,626.14      25.34          674,460.72           741                65.30
Refinance-Cashout                  193        115,482,340.13      24.79          598,354.09           733                64.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

                                                                              32

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                        GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                                  OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   GEOGRAPHIC AREA                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Alabama                              1      $     519,000.00       0.11%      $  519,000.00           756                67.40%
Arizona                             10          6,771,746.84       1.45          677,174.68           745                68.15
California                         445        281,483,747.74      60.43          632,547.75           746                68.97
Colorado                            18         10,486,635.34       2.25          582,590.85           745                69.95
Connecticut                          3          3,080,000.00       0.66        1,026,666.67           757                57.02
Delaware                             1            417,000.00       0.09          417,000.00           745                60.00
District of Columbia                 8          4,661,275.77       1.00          582,659.47           757                72.26
Florida                             62         35,818,410.03       7.69          577,716.29           738                70.31
Georgia                              9          4,882,029.61       1.05          542,447.73           741                73.82
Hawaii                               1            744,000.00       0.16          744,000.00           778                80.00
Illinois                            21         15,937,309.11       3.42          758,919.48           757                67.52
Indiana                              1            633,000.00       0.14          633,000.00           715                68.06
Iowa                                 1            416,826.26       0.09          416,826.26           773                79.43
Louisiana                            2            976,000.00       0.21          488,000.00           771                80.00
Maryland                            25         14,799,901.15       3.18          591,996.05           741                66.41
Massachusetts                        7          3,916,700.00       0.84          559,528.57           763                63.52
Michigan                             5          3,442,000.00       0.74          688,400.00           736                74.65
Minnesota                            3          2,260,800.00       0.49          753,600.00           745                65.48
Missouri                             5          3,056,150.00       0.66          611,230.00           749                72.59
Montana                              1            800,000.00       0.17          800,000.00           780                69.57
Nevada                              11          6,492,838.80       1.39          590,258.07           729                74.11
New Jersey                           9          6,439,947.71       1.38          715,549.75           739                62.18
New Mexico                           6          3,631,000.00       0.78          605,166.67           729                76.14
New York                             9          5,196,496.67       1.12          577,388.52           736                65.40
North Carolina                      10          5,655,019.24       1.21          565,501.92           743                71.91
Ohio                                 3          2,373,800.00       0.51          791,266.67           701                70.14
Pennsylvania                         3          3,500,000.00       0.75        1,166,666.67           777                68.67
Rhode Island                         1            950,000.00       0.20          950,000.00           740                76.00
South Carolina                      15          9,725,499.72       2.09          648,366.65           747                68.50
Tennessee                            2          1,097,330.00       0.24          548,665.00           763                52.56
Texas                               11          7,055,963.00       1.51          641,451.18           763                63.61
Utah                                 4          2,737,456.70       0.59          684,364.18           744                63.86
Virginia                            19         11,673,018.33       2.51          614,369.39           754                73.06
Washington                           6          3,740,511.65       0.80          623,418.61           762                76.38
Wyoming                              1            425,000.00       0.09          425,000.00           775                70.83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.84% of the Group 5
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              33

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
   CURRENT MORTGAGE LOAN        MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  PRINCIPAL BALANCES ($)          LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                     1      $      38,663.00       0.01%      $   38,663.00           788                16.33%
100,000.01 - 150,000.00              2            277,462.03       0.06          138,731.02           808                80.00
200,000.01 - 250,000.00              3            696,250.00       0.15          232,083.33           762                65.38
250,000.01 - 300,000.00              1            252,000.00       0.05          252,000.00           779                80.00
300,000.01 - 350,000.00              2            635,992.55       0.14          317,996.28           748                75.13
350,000.01 - 400,000.00              1            385,000.00       0.08          385,000.00           751                59.69
400,000.01 - 450,000.00             73         31,672,997.12       6.80          433,876.67           742                69.76
450,000.01 - 500,000.00            154         74,235,708.02      15.94          482,050.05           743                70.34
500,000.01 - 550,000.00            114         60,391,952.48      12.97          529,753.97           748                71.07
550,000.01 - 600,000.00            103         59,840,598.98      12.85          580,976.69           748                71.20
600,000.01 - 650,000.00             69         43,514,016.31       9.34          630,637.92           736                71.05
650,000.01 - 700,000.00             34         23,126,859.20       4.97          680,201.74           747                68.32
700,000.01 - 750,000.00             34         24,806,261.08       5.33          729,595.91           745                71.58
750,000.01 - 800,000.00             25         19,462,735.97       4.18          778,509.44           759                70.79
800,000.01 - 850,000.00             16         13,305,143.74       2.86          831,571.48           744                64.40
850,000.01 - 900,000.00             24         21,178,025.01       4.55          882,417.71           751                68.54
900,000.01 - 950,000.00             16         14,858,216.59       3.19          928,638.54           739                68.10
950,000.01 - 1,000,000.00           43         42,577,460.45       9.14          990,173.50           742                66.83
1,000,000.01 - 1,500,000.00         20         25,316,071.14       5.44        1,265,803.56           754                62.86
1,500,000.01 - 2,000,000.00          1          1,700,000.00       0.36        1,700,000.00           777                53.13
2,000,000.01 - 2,500,000.00          2          4,725,000.00       1.01        2,362,500.00           758                46.30
2,500,000.01 - 3,000,000.00          1          2,800,000.00       0.60        2,800,000.00           803                46.67
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL:                   739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 5 Mortgage Loans is expected to be approximately $630,306.

                                                                              34

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  ORIGINAL LOAN-TO-             MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   VALUE RATIOS(%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        1      $     625,000.00       0.13%      $  625,000.00           692                13.74%
15.01 - 20.00                        2            538,663.00       0.12          269,331.50           788                19.74
20.01 - 25.00                        1            539,000.00       0.12          539,000.00           808                24.50
25.01 - 30.00                        4          2,968,000.00       0.64          742,000.00           731                26.79
30.01 - 35.00                        6          4,091,324.56       0.88          681,887.43           727                32.63
35.01 - 40.00                       11          9,385,100.00       2.01          853,190.91           754                37.72
40.01 - 45.00                       17         11,049,411.12       2.37          649,965.36           742                42.72
45.01 - 50.00                       39         27,011,980.76       5.80          692,614.89           762                47.53
50.01 - 55.00                       26         18,270,068.80       3.92          702,694.95           750                52.92
55.01 - 60.00                       38         24,535,568.48       5.27          645,672.85           744                57.62
60.01 - 65.00                       62         39,424,130.08       8.46          635,873.07           746                63.08
65.01 - 70.00                      100         65,177,778.63      13.99          651,777.79           735                68.37
70.01 - 75.00                       84         59,256,616.42      12.72          705,435.91           745                73.73
75.01 - 80.00                      347        202,383,965.59      43.45          583,239.09           748                79.39
85.01 - 90.00                        1            539,806.23       0.12          539,806.23           762                90.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Mortgage Loans is expected to be approximately
      69.05%.

                                                                              35

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                  CURRENT MORTGAGE INTEREST RATES OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
   CURRENT MORTGAGE             MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  INTEREST RATES (%)              LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                        1      $     460,147.71       0.10%      $  460,147.71           777                53.57%
5.001 - 5.250                        7          5,226,204.06       1.12          746,600.58           754                60.54
5.251 - 5.500                       20         12,621,710.44       2.71          631,085.52           750                71.14
5.501 - 5.750                       73         46,469,003.23       9.98          636,561.69           756                70.22
5.751 - 6.000                      218        135,345,742.24      29.06          620,852.03           748                67.90
6.001 - 6.250                      245        153,612,604.59      32.98          626,990.22           745                69.26
6.251 - 6.500                      127         80,237,486.84      17.23          631,791.23           743                70.53
6.501 - 6.750                       35         22,526,921.24       4.84          643,626.32           730                65.98
6.751 - 7.000                        7          4,958,000.00       1.06          708,285.71           734                77.20
7.001 - 7.250                        4          2,789,593.32       0.60          697,398.33           749                79.39
7.251 - 7.500                        2          1,549,000.00       0.33          774,500.00           764                53.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 5 Mortgage Loans is expected to be approximately 6.120%
      per annum.

                                                                              36

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                           GROSS MARGINS OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  GROSS MARGIN (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 5
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                           RATE CEILINGS OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  RATE CEILINGS (%)               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

 9.751 - 10.000                      1      $     460,147.71       0.10%      $  460,147.71           777                53.57%
10.001 - 10.250                      7          5,226,204.06       1.12          746,600.58           754                60.54
10.251 - 10.500                     20         12,621,710.44       2.71          631,085.52           750                71.14
10.501 - 10.750                     72         45,956,003.23       9.87          638,277.82           756                70.17
10.751 - 11.000                    218        135,345,742.24      29.06          620,852.03           748                67.90
11.001 - 11.250                    245        153,612,604.59      32.98          626,990.22           745                69.26
11.251 - 11.500                    127         80,237,486.84      17.23          631,791.23           743                70.53
11.501 - 11.750                     36         23,039,921.24       4.95          639,997.81           731                66.18
11.751 - 12.000                      7          4,958,000.00       1.06          708,285.71           734                77.20
12.001 - 12.250                      4          2,789,593.32       0.60          697,398.33           749                79.39
12.251 - 12.500                      2          1,549,000.00       0.33          774,500.00           764                53.88
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL:                        739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 5
      Mortgage Loans is expected to be approximately 11.121% per annum.

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
    FIRST RATE                  MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 ADJUSTMENT DATE                  LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

August 1, 2015                       2      $   1,980,000.00       0.43%      $  990,000.00           768                47.34%
September 1, 2015                    1            640,000.00       0.14          640,000.00           803                80.00
October 1, 2015                      2          1,523,778.41       0.33          761,889.21           763                77.22
November 1, 2015                     8          3,144,286.58       0.68          393,035.82           769                68.31
December 1, 2015                    79         45,619,415.60       9.79          577,460.96           746                68.19
January 1, 2016                    241        144,587,924.61      31.04          599,949.89           746                68.59

                                                                              37

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

February 1, 2016                   149         98,641,532.67      21.18          662,023.71           744                69.06
March 1, 2016                      121         82,496,941.80      17.71          681,792.91           747                69.03
April 1, 2016                      136         87,162,534.00      18.71          640,900.99           746                70.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 5 Mortgage Loans is expected to be approximately 118 months.

                                          REMAINING TERMS OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
 REMAINING TERM                 MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
    (MONTHS)                      LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

281 - 300                            1      $     650,000.00       0.14%      $  650,000.00           800                50.00%
341 - 360                          738        465,146,413.67      99.86          630,279.69           746                69.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 5 Mortgage Loans is expected to be approximately 358 months.

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  CREDIT SCORES                   LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

801 - 850                           36      $  23,461,965.03       5.04%      $  651,721.25           805                60.90%
751 - 800                          354        225,404,409.57      48.39          636,735.62           774                69.12
701 - 750                          229        144,545,831.57      31.03          631,204.50           728                71.64
651 - 700                          103         63,259,411.71      13.58          614,169.05           679                67.10
601 - 650                           16          8,651,441.73       1.86          540,715.11           643                59.87
Not Scored                           1            473,354.06       0.10          473,354.06             0                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              38

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                            ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  ORIGINAL DEBT-TO-             MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  INCOME RATIOS (%)               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         6      $   3,702,779.01       0.79%      $  617,129.84           753                73.22%
10.01 - 15.00                        7          4,435,200.00       0.95          633,600.00           757                71.80
15.01 - 20.00                       24         16,900,748.82       3.63          704,197.87           759                66.11
20.01 - 25.00                       52         33,283,520.55       7.15          640,067.70           747                69.02
25.01 - 30.00                       81         48,668,277.05      10.45          600,842.93           758                67.58
30.01 - 35.00                      118         71,933,079.62      15.44          609,602.37           754                69.54
35.01 - 40.00                      163         93,952,755.25      20.17          576,397.27           743                70.64
40.01 - 45.00                      175        116,687,064.09      25.05          666,783.22           742                67.85
45.01 - 50.00                       76         51,077,634.16      10.97          672,074.13           739                70.45
50.01 - 55.00                       29         19,570,728.54       4.20          674,852.71           732                69.10
55.01 - 60.00                        6          3,698,544.21       0.79          616,424.04           729                62.70
60.01 - 65.00                        1            890,000.00       0.19          890,000.00           654                69.94
85.01 - 90.00                        1            996,082.37       0.21          996,082.37           774                71.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 5 Mortgage Loans is expected to be approximately 36.77%.

                                     MONTHS SINCE ORIGINATION OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  MONTHS SINCE                  MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  ORIGINATION                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

1 - 6                              734      $ 461,652,635.26      99.11%      $  628,954.54           746                69.10%
7 - 12                               5          4,143,778.41       0.89          828,755.68           772                63.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $ 465,796,413.67     100.00%      $  630,306.38           746                69.05%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 5 Mortgage Loans is expected to be approximately 3 months.

                                                                              39

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 6A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 6A Mortgage Loans consist of 10/1 One-Year and Six-Month LIBOR based
ARMs secured by first lien, one-to-four family residential properties. The
Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 86.94% of the Group 6A Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year and Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The
One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii)
forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR
Index is the average of the interbank offered rates for one-year U.S.
dollar-denominated deposits in the London Market ("LIBOR") as published in The
Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.250% to 14.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's respective Gross Margin.

3.09% of the Group 6A Mortgage Loans are subject to Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------------------
                                                                      COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                      ------------------       ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                              $128,791,721
TOTAL NUMBER OF LOANS                                                                461
AVERAGE LOAN PRINCIPAL BALANCE                                                  $279,375         $37,344 to $750,000
WA GROSS COUPON                                                                   6.417%            5.250% to 8.375%
WA FICO                                                                              713                  620 to 813
WA ORIGINAL TERM                                                              360 months
WA REMAINING TERM                                                             357 months           350 to 359 months
WA OLTV                                                                           70.49%            17.44% to 95.00%
WA DTI                                                                            37.09%             8.61% to 62.09%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                       117 months           110 to 119 months
WA GROSS MARGIN                                                                   2.672%            2.250% to 3.810%
WA RATE CEILING                                                                  11.842%          10.250% to 14.375%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES             CA                   53.48%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL       VA                    6.43%
BALANCE                                                      NY                    5.84%
                                                             FL                    5.52%
                                                             MD                    4.62%
--------------------------------------------------------------------------------------------------------------------

                                                                              40

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
    OCCUPANCY                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Primary Residence                  351      $ 100,552,197.38      78.07%      $  286,473.50           710                72.20%
Investor Property                   94         24,008,855.03      18.64          255,413.35           727                62.70
Second Home                         16          4,230,668.45       3.28          264,416.78           710                73.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 6A MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
     PROPERTY TYPE                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Single Family Residence            248      $  66,839,377.31      51.90%      $  269,513.62           710                69.91%
PUD                                 90         23,850,690.32      18.52          265,007.67           711                73.82
Condominium                         73         18,366,340.37      14.26          251,593.70           725                73.12
2-Family                            24          8,481,234.54       6.59          353,384.77           714                66.47
3-Family                            10          4,721,147.62       3.67          472,114.76           710                66.02
4-Family                             9          4,662,472.53       3.62          518,052.50           742                64.09
Townhouse                            7          1,870,458.17       1.45          267,208.31           683                68.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

                                        MORTGAGE LOAN PURPOSE OF THE GROUP 6A MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
      PURPOSE                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Purchase                           216      $  60,075,766.41      46.65%      $  278,128.55           721                76.41%
Refinance-Cashout                  197         55,861,041.49      43.37          283,558.59           707                64.50
Refinance-Rate/Term                 48         12,854,912.96       9.98          267,810.69           704                68.82
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

                                                                              41

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                        GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                                 OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  GEOGRAPHIC AREA                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Arizona                             22      $   4,289,912.62       3.33%      $  194,996.03           716                72.66%
California                         214         68,883,911.67      53.48          321,887.44           720                66.50
Colorado                            15          2,841,971.75       2.21          189,464.78           712                79.70
Connecticut                          4          1,306,730.14       1.01          326,682.54           715                72.56
Delaware                             2            683,464.99       0.53          341,732.50           774                79.54
District of Columbia                 1            417,000.00       0.32          417,000.00           652                63.86
Florida                             38          7,107,112.94       5.52          187,029.29           714                72.49
Georgia                              3            492,269.76       0.38          164,089.92           712                82.96
Hawaii                               6          2,031,162.37       1.58          338,527.06           729                71.27
Illinois                             9          2,243,003.69       1.74          249,222.63           708                72.26
Maryland                            22          5,944,175.89       4.62          270,189.81           673                78.29
Massachusetts                        4          1,102,173.09       0.86          275,543.27           682                79.55
Michigan                             4            818,124.70       0.64          204,531.18           687                75.37
Minnesota                            2            452,501.25       0.35          226,250.63           676                78.15
Missouri                             4          1,107,641.02       0.86          276,910.26           725                80.68
Nevada                              10          2,418,928.03       1.88          241,892.80           723                75.90
New Hampshire                        1             99,395.18       0.08           99,395.18           785                80.00
New Jersey                          12          3,406,091.76       2.64          283,840.98           694                75.47
New York                            21          7,515,561.54       5.84          357,883.88           698                76.13
North Carolina                       2            484,123.28       0.38          242,061.64           726                79.64
Ohio                                 3            216,388.80       0.17           72,129.60           781                68.45
Oregon                               5          1,407,615.97       1.09          281,523.19           743                74.34
Pennsylvania                         4            695,711.65       0.54          173,927.91           662                75.84
Rhode Island                         1            360,000.00       0.28          360,000.00           743                58.54
South Carolina                       2            380,000.00       0.30          190,000.00           756                80.00
Tennessee                            1            191,974.00       0.15          191,974.00           712                80.00
Texas                                6          1,089,025.92       0.85          181,504.32           723                71.71
Utah                                 5            762,962.87       0.59          152,592.57           738                73.54
Virginia                            29          8,279,132.17       6.43          285,487.32           704                74.89
Washington                           8          1,614,857.85       1.25          201,857.23           688                72.11
Wisconsin                            1            148,795.96       0.12          148,795.96           751                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.93% of the Group 6A
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              42
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
 CURRENT MORTGAGE LOAN          MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 PRINCIPAL BALANCES ($)           LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                     3      $     124,555.71       0.10%      $   41,518.57           750                63.77%
50,000.01 - 100,000.00              14          1,260,229.80       0.98           90,016.41           739                59.40
100,000.01 - 150,000.00             52          6,943,494.60       5.39          133,528.74           711                69.72
150,000.01 - 200,000.00             68         11,904,518.42       9.24          175,066.45           713                66.96
200,000.01 - 250,000.00             51         11,695,591.88       9.08          229,325.33           698                70.99
250,000.01 - 300,000.00             68         18,740,587.30      14.55          275,596.87           710                71.64
300,000.01 - 350,000.00             74         24,218,892.13      18.80          327,282.33           708                70.69
350,000.01 - 400,000.00             83         31,426,239.95      24.40          378,629.40           720                72.38
400,000.01 - 450,000.00             31         12,888,660.55      10.01          415,763.24           715                68.80
450,000.01 - 500,000.00              3          1,432,499.38       1.11          477,499.79           776                52.45
500,000.01 - 550,000.00              7          3,669,842.71       2.85          524,263.24           689                76.03
550,000.01 - 600,000.00              3          1,745,608.43       1.36          581,869.48           756                66.85
600,000.01 - 650,000.00              2          1,265,000.00       0.98          632,500.00           778                76.57
700,000.01 - 750,000.00              2          1,476,000.00       1.15          738,000.00           708                67.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 6A Mortgage Loans is expected to be approximately $279,375.

                                                                              43

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                  ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
CURRENT MORTGAGE                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
INTEREST RATES(%)                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                        3      $     368,909.73       0.29%      $  122,969.91           753                18.33%
25.01 - 30.00                        3            654,634.79       0.51          218,211.60           694                26.71
30.01 - 35.00                        5          1,316,168.14       1.02          263,233.63           747                32.54
35.01 - 40.00                        2            261,691.78       0.20          130,845.89           745                38.04
40.01 - 45.00                       19          4,270,319.80       3.32          224,753.67           739                42.80
45.01 - 50.00                       22          6,619,440.75       5.14          300,883.67           739                47.97
50.01 - 55.00                       20          4,844,949.32       3.76          242,247.47           722                52.36
55.01 - 60.00                       29          9,317,881.47       7.23          321,306.26           727                57.23
60.01 - 65.00                       57         15,254,021.13      11.84          267,614.41           711                63.59
65.01 - 70.00                       26          7,703,137.80       5.98          296,274.53           701                69.13
70.01 - 75.00                       31         10,338,588.27       8.03          333,502.85           705                74.02
75.01 - 80.00                      227         63,886,721.59      49.60          281,439.30           710                79.73
80.01 - 85.00                        1            309,667.00       0.24          309,667.00           641                81.92
85.01 - 90.00                       13          3,319,648.47       2.58          255,357.57           695                89.14
90.01 - 95.00                        3            325,940.82       0.25          108,646.94           723                95.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 6A Mortgage Loans is expected to be approximately
      70.49%.

                                                                              44

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                 CURRENT MORTGAGE INTEREST RATES OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
CURRENT MORTGAGE                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
INTEREST RATES (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

5.001 - 5.250                        2      $     668,117.15       0.52%      $  334,058.58           803                64.30%
5.251 - 5.500                        3            600,400.00       0.47          200,133.33           772                58.51
5.501 - 5.750                       12          3,859,662.70       3.00          321,638.56           754                66.91
5.751 - 6.000                       53         15,093,744.91      11.72          284,787.64           729                64.94
6.001 - 6.250                      131         38,409,856.81      29.82          293,205.01           718                64.52
6.251 - 6.500                      108         30,320,013.60      23.54          280,740.87           702                72.89
6.501 - 6.750                       73         18,786,790.97      14.59          257,353.30           706                75.51
6.751 - 7.000                       48         12,778,521.79       9.92          266,219.20           704                78.32
7.001 - 7.250                       17          4,572,346.97       3.55          268,961.59           706                78.65
7.251 - 7.500                        9          2,796,181.88       2.17          310,686.88           716                79.32
7.501 - 7.750                        3            470,184.08       0.37          156,728.03           652                80.00
7.751 - 8.000                        1            358,000.00       0.28          358,000.00           656                76.99
8.251 - 8.500                        1             77,900.00       0.06           77,900.00           744                95.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 6A Mortgage Loans is expected to be approximately 6.417%
      per annum.

                                                                              45
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                          GROSS MARGINS OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
GROSS MARGIN (%)                  LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       85      $  24,504,012.03      19.03%      $  288,282.49           729                75.48%
2.501 - 2.750                      365        101,666,564.47      78.94          278,538.53           710                68.78
3.251 - 3.500                        3            627,869.76       0.49          209,289.92           707                88.84
3.501 - 3.750                        6          1,467,874.60       1.14          244,645.77           710                90.41
3.751 - 4.000                        2            525,400.00       0.41          262,700.00           704                90.33
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 6A
      Mortgage Loans is expected to be approximately 2.672% per annum.

                                          RATE CEILINGS OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
RATE CEILINGS (%)                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

10.001 - 10.250                      2      $     668,117.15       0.52%      $  334,058.58           803                64.30%
10.251 - 10.500                      2            455,400.00       0.35          227,700.00           762                63.56
10.501 - 10.750                     12          3,859,662.70       3.00          321,638.56           754                66.91
10.751 - 11.000                     38          9,928,188.38       7.71          261,268.12           723                64.56
11.001 - 11.250                     94         27,619,753.55      21.45          293,827.17           721                63.81
11.251 - 11.500                     61         16,993,037.41      13.19          278,574.38           700                74.51
11.501 - 11.750                     40         10,087,521.86       7.83          252,188.05           711                76.32
11.751 - 12.000                     21          6,864,980.57       5.33          326,903.84           739                69.23
12.001 - 12.250                     41         12,185,085.12       9.46          297,197.20           706                67.85
12.251 - 12.500                     51         14,435,017.25      11.21          283,039.55           706                71.16
12.501 - 12.750                     34          8,843,065.19       6.87          260,090.15           700                74.65
12.751 - 13.000                     43         11,437,097.75       8.88          265,979.02           698                78.03
13.001 - 13.250                     13          3,177,365.11       2.47          244,412.70           727                78.22
13.251 - 13.500                      6          1,833,140.82       1.42          305,523.47           716                78.96
13.501 - 13.750                      2            326,388.00       0.25          163,194.00           665                80.00
14.251 - 14.500                      1             77,900.00       0.06           77,900.00           744                95.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 6A
      Mortgage Loans is expected to be approximately 11.842% per annum.

                                                                              46

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
   FIRST RATE                   MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 ADJUSTMENT DATE                  LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

June 1, 2015                         1      $     120,452.51       0.09%      $  120,452.51           729                90.00%
July 1, 2015                         7          2,199,662.67       1.71          314,237.52           716                86.34
August 1, 2015                       2            306,400.00       0.24          153,200.00           721                89.80
September 1, 2015                    3            596,969.76       0.46          198,989.92           673                90.57
October 1, 2015                     18          6,235,530.73       4.84          346,418.37           741                74.83
November 1, 2015                    23          6,585,475.31       5.11          286,325.01           723                77.94
December 1, 2015                    14          4,017,929.28       3.12          286,994.95           716                69.81
January 1, 2016                    208         55,395,266.05      43.01          266,323.39           716                70.21
February 1, 2016                   177         51,054,921.79      39.64          288,445.89           708                68.32
March 1, 2016                        8          2,279,112.76       1.77          284,889.10           676                69.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 6A Mortgage Loans is expected to be approximately 117 months.

                                         REMAINING TERMS OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
REMAINING TERM (MONTHS)           LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

341 - 360                          461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 6A Mortgage Loans is expected to be approximately
      357 months.

                                                                              47

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 CREDIT SCORES                    LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

801 - 850                           14      $   3,837,602.31       2.98%      $  274,114.45           805                63.41%
751 - 800                          109         30,871,645.07      23.97          283,226.10           773                66.56
701 - 750                          137         38,169,084.46      29.64          278,606.46           725                71.28
651 - 700                          145         41,430,980.41      32.17          285,730.90           677                72.60
601 - 650                           56         14,482,408.61      11.24          258,614.44           636                72.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              48

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                           ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
ORIGINAL DEBT-TO-               MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
INCOME RATIOS (%)                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         1      $     200,000.00       0.16%      $  200,000.00           783                56.50%
10.01 - 15.00                        2            372,990.00       0.29          186,495.00           752                79.54
15.01 - 20.00                       10          3,440,454.02       2.67          344,045.40           715                71.07
20.01 - 25.00                        9          2,767,157.86       2.15          307,461.98           729                66.83
25.01 - 30.00                       26          6,803,895.24       5.28          261,688.28           713                72.62
30.01 - 35.00                       62         17,547,562.50      13.62          283,025.20           717                72.37
35.01 - 40.00                       85         24,518,563.64      19.04          288,453.69           716                75.38
40.01 - 45.00                      104         29,854,332.39      23.18          287,060.89           706                75.80
45.01 - 50.00                       21          5,988,481.05       4.65          285,165.76           711                76.91
50.01 - 55.00                        3            592,709.06       0.46          197,569.69           695                79.08
60.01 - 65.00                        1            153,802.14       0.12          153,802.14           700                80.00
Not Scored                         137         36,551,772.96      28.38          266,801.26           714                60.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 6A Mortgage Loans is expected to be approximately 37.09%.

                                     MONTHS SINCE ORIGINATION OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
 MONTHS SINCE                   MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 ORIGINATION                      LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

   1 - 6                           420      $ 116,109,639.02      90.15%      $  276,451.52           712                69.89%
   7 - 12                           35         10,597,414.84       8.23          302,783.28           734                78.29
  13 - 18                            5          1,684,667.00       1.31          336,933.40           696                62.65
  19 - 24                            1            400,000.00       0.31          400,000.00           665                70.80
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL:                          461      $ 128,791,720.86     100.00%      $  279,374.67           713                70.49%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 6A Mortgage Loans is expected to be approximately 4 months.

                                                                              49

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 6B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 6B Mortgage Loans consist of 10/1 One-Year, or Six-Month LIBOR and
One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 91.16% of the Group 6B Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year, or Six-Month LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year, or
Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year, or Six-Month LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal.
The One-Year CMT will be the weekly average yield on United States Treasury
Securities adjusted to a constant maturity of one year, as made available by the
Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable
Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 13.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's respective Gross Margin.

2.92% of the Group 6B Mortgage Loans are subject to Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      COLLATERAL SUMMARY         RANGE (IF APPLICABLE)
                                                                      ------------------         ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                            $320,640,624
TOTAL NUMBER OF LOANS                                                              492
AVERAGE LOAN PRINCIPAL BALANCE                                                $651,709            $417,620 to $3,000,000
WA GROSS COUPON                                                                 6.345%                  5.000% to 7.875%
WA FICO                                                                            715                        623 to 817
WA ORIGINAL TERM                                                            360 months
WA REMAINING TERM                                                           357 months                 351 to 359 months
WA OLTV                                                                         70.24%                  28.92% to 95.00%
WA DTI                                                                          37.37%                   3.92% to 60.72%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                     117 months                 110 to 119 months
WA GROSS MARGIN                                                                 2.676%                  2.250% to 3.810%
WA RATE CEILING                                                                11.694%                10.000% to 13.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES             CA                 74.23%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL       NY                  5.08%
BALANCE                                                      FL                  3.42%
                                                             CO                  2.49%
                                                             VA                  2.46%
------------------------------------------------------------------------------------------------------------------------------------

                                                                              50

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
    OCCUPANCY                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Primary Residence                  440      $ 286,775,391.15      89.44%      $  651,762.25           713                70.47%
Investor Property                   36         23,955,279.28       7.47          665,424.42           743                66.88
Second Home                         16          9,909,953.49       3.09          619,372.09           727                71.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 6B MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
     PROPERTY TYPE                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Single Family Residence            321      $ 209,123,292.91      65.22%      $  651,474.43           712                69.42%
PUD                                109         69,468,795.59      21.67          637,328.40           717                73.29
Condominium                         41         26,287,021.19       8.20          641,146.86           731                70.53
2-Family                            15         11,105,464.75       3.46          740,364.32           716                67.70
4-Family                             3          2,704,049.48       0.84          901,349.83           760                68.42
Townhouse                            2          1,190,000.00       0.37          595,000.00           692                68.58
3-Family                             1            762,000.00       0.24          762,000.00           754                54.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

                                        MORTGAGE LOAN PURPOSE OF THE GROUP 6B MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
      PURPOSE                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Refinance-Cashout                  233      $ 153,737,645.13      47.95%      $  659,818.22           712                67.06%
Purchase                           200        122,736,799.35      38.28          613,684.00           720                76.47
Refinance-Rate/Term                 59         44,166,179.44      13.77          748,579.31           716                64.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

                                                                              51

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                        GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                                 OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  GEOGRAPHIC AREA                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Arizona                              9      $   6,368,567.88       1.99%      $  707,618.65           728                74.36%
California                         365        238,003,208.51      74.23          652,063.58           718                69.45
Colorado                            12          7,986,678.16       2.49          665,556.51           721                72.19
Connecticut                          1            584,000.00       0.18          584,000.00           637                80.00
Florida                             18         10,977,080.76       3.42          609,837.82           716                71.37
Georgia                              4          2,210,015.00       0.69          552,503.75           703                74.66
Hawaii                               3          2,342,911.95       0.73          780,970.65           687                58.38
Idaho                                1            490,000.00       0.15          490,000.00           777                67.59
Illinois                             3          4,269,500.00       1.33        1,423,166.67           750                62.91
Maryland                             9          4,563,807.13       1.42          507,089.68           670                77.04
Massachusetts                        2            977,854.39       0.30          488,927.20           729                84.85
Michigan                             1            959,951.93       0.30          959,951.93           708                80.00
Nevada                              13          7,598,486.69       2.37          584,498.98           723                72.15
New Hampshire                        1            740,000.00       0.23          740,000.00           787                80.00
New Jersey                           4          2,114,750.00       0.66          528,687.50           654                77.54
New York                            22         16,272,727.24       5.08          739,669.42           689                69.76
Oregon                               1            448,713.40       0.14          448,713.40           640                78.26
Texas                                3          2,456,597.44       0.77          818,865.81           711                73.47
Virginia                            15          7,895,193.97       2.46          526,346.26           711                77.47
Washington                           5          3,380,579.47       1.05          676,115.89           708                78.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.39% of the Group 6B
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              52
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
CURRENT MORTGAGE LOAN           MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
PRINCIPAL BALANCES ($)            LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00             53      $  23,088,939.54       7.20%      $  435,640.37           716                77.93%
450,000.01 - 500,000.00             87         41,355,434.65      12.90          475,349.82           711                74.16
500,000.01 - 550,000.00             69         36,352,340.93      11.34          526,845.52           708                72.31
550,000.01 - 600,000.00             70         40,565,948.00      12.65          579,513.54           706                75.02
600,000.01 - 650,000.00             61         38,576,943.62      12.03          632,408.91           705                71.27
650,000.01 - 700,000.00             22         15,029,762.22       4.69          683,171.01           723                68.40
700,000.01 - 750,000.00             31         22,763,352.93       7.10          734,301.71           714                64.73
750,000.01 - 800,000.00             14         10,959,063.14       3.42          782,790.22           730                69.47
800,000.01 - 850,000.00             19         15,814,628.36       4.93          832,348.86           732                67.41
850,000.01 - 900,000.00             11          9,673,670.78       3.02          879,424.62           724                69.82
900,000.01 - 950,000.00             11         10,162,881.64       3.17          923,898.33           707                68.12
950,000.01 - 1,000,000.00           27         26,628,114.13       8.30          986,226.45           723                64.84
1,000,000.01 - 1,500,000.00         10         13,547,543.98       4.23        1,354,754.40           728                67.87
1,500,000.01 - 2,000,000.00          4          7,122,000.00       2.22        1,780,500.00           742                53.04
2,500,000.01 - 3,000,000.00          3          9,000,000.00       2.81        3,000,000.00           734                57.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 6B Mortgage Loans is expected to be approximately $651,709.

                                                                              53
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                  ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
 ORIGINAL LOAN-TO-              MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 VALUE RATIOS  (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

25.01 - 30.00                        1      $     534,999.46       0.17%      $  534,999.46           789                28.92%
30.01 - 35.00                        4          3,709,000.00       1.16          927,250.00           732                33.67
35.01 - 40.00                        6          3,876,983.69       1.21          646,163.95           736                36.91
40.01 - 45.00                        7          5,511,700.00       1.72          787,385.71           719                43.21
45.01 - 50.00                       10          9,899,907.16       3.09          989,990.72           735                49.34
50.01 - 55.00                       16         11,358,109.89       3.54          709,881.87           726                52.57
55.01 - 60.00                       39         31,573,635.78       9.85          809,580.40           719                58.27
60.01 - 65.00                       53         39,345,952.18      12.27          742,376.46           719                63.34
65.01 - 70.00                       43         30,754,732.39       9.59          715,226.33           712                68.69
70.01 - 75.00                       67         46,130,396.10      14.39          688,513.37           716                74.27
75.01 - 80.00                      236        133,258,049.91      41.56          564,652.75           710                79.68
85.01 - 90.00                        7          3,281,807.36       1.02          468,829.62           725                89.84
90.01 - 95.00                        3          1,405,350.00       0.44          468,450.00           729                94.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 6B Mortgage Loans is expected to be approximately
      70.24%.

                                                                              54

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                 CURRENT MORTGAGE INTEREST RATES OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  CURRENT MORTGAGE              MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 INTEREST RATES (%)               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                        1      $     560,669.84       0.17%      $  560,669.84           791                79.94%
5.001 - 5.250                        2          1,572,000.00       0.49          786,000.00           705                58.46
5.251 - 5.500                        2          1,024,724.17       0.32          512,362.09           724                80.00
5.501 - 5.750                       15          9,998,778.90       3.12          666,585.26           734                70.74
5.751 - 6.000                       62         41,569,027.02      12.96          670,468.18           732                66.06
6.001 - 6.250                      161        110,432,504.71      34.44          685,916.18           720                68.12
6.251 - 6.500                      128         80,568,205.72      25.13          629,439.11           711                71.93
6.501 - 6.750                       68         41,404,393.97      12.91          608,888.15           701                72.89
6.751 - 7.000                       33         22,422,265.92       6.99          679,462.60           704                72.95
7.001 - 7.250                        9          5,181,147.67       1.62          575,683.07           708                77.32
7.251 - 7.500                        9          4,970,120.00       1.55          552,235.56           688                79.81
7.501 - 7.750                        1            463,600.00       0.14          463,600.00           690                95.00
7.751 - 8.000                        1            473,186.00       0.15          473,186.00           631                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 6B Mortgage Loans is expected to be approximately 6.345%
      per annum.

                                                                              55

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                          GROSS MARGINS OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  GROSS MARGIN (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       80      $  50,310,024.39      15.69%      $  628,875.30           730                72.04%
2.501 - 2.750                      409        268,926,505.64      83.87          657,522.02           712                69.80
3.501 - 3.750                        1            473,866.89       0.15          473,866.89           798                90.00
3.751 - 4.000                        2            930,227.00       0.29          465,113.50           758                91.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 6B
      Mortgage Loans is expected to be approximately 2.676% per annum.

                                          RATE CEILINGS OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  RATE CEILINGS (%)               LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

9.751 - 10.000                       1      $     560,669.84       0.17%      $  560,669.84           791                79.94%
10.001 - 10.250                      1            572,000.00       0.18          572,000.00           720                77.82
10.251 - 10.500                      2          1,024,724.17       0.32          512,362.09           724                80.00
10.501 - 10.750                     10          6,910,853.63       2.16          691,085.36           734                71.25
10.751 - 11.000                     39         28,908,244.36       9.02          741,237.03           741                62.52
11.001 - 11.250                    119         84,841,379.14      26.46          712,952.77           725                66.75
11.251 - 11.500                     77         50,292,604.71      15.69          653,150.71           710                70.16
11.501 - 11.750                     36         21,571,058.44       6.73          599,196.07           697                73.68
11.751 - 12.000                     39         23,284,955.16       7.26          597,050.13           710                73.73
12.001 - 12.250                     48         29,461,375.75       9.19          613,778.66           708                72.41
12.251 - 12.500                     58         33,961,721.01      10.59          585,546.91           710                75.39
12.501 - 12.750                     38         23,384,860.80       7.29          615,391.07           709                72.16
12.751 - 13.000                     18         12,271,279.42       3.83          681,737.75           697                72.95
13.001 - 13.250                      4          2,310,897.49       0.72          577,724.37           668                75.47
13.251 - 13.500                      2          1,284,000.00       0.40          642,000.00           680                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 6B
      Mortgage Loans is expected to be approximately 11.694% per annum.

                                                                              56

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
   FIRST RATE                   MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
ADJUSTMENT DATE                   LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

July 1, 2015                         4      $   1,840,538.88       0.57%      $  460,134.72           749                90.75%
August 1, 2015                       1            537,600.00       0.17          537,600.00           757                59.73
September 1, 2015                    4          2,305,945.64       0.72          576,486.41           743                70.38
October 1, 2015                     14          8,444,751.86       2.63          603,196.56           707                76.75
November 1, 2015                    26         14,230,868.37       4.44          547,341.09           710                77.29
December 1, 2015                    21         14,150,316.36       4.41          673,824.59           723                74.29
January 1, 2016                    222        143,647,667.63      44.80          647,061.57           718                70.32
February 1, 2016                   180        122,689,500.17      38.26          681,608.33           712                68.03
March 1, 2016                       20         12,793,435.01       3.99          639,671.75           709                71.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 6B Mortgage Loans is expected to be approximately 117 months.

                                         REMAINING TERMS OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
REMAINING TERM (MONTHS)           LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

341 - 360                          492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 6B Mortgage Loans is expected to be approximately
      357 months.

                                                                              57

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  CREDIT SCORES                   LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

801 - 850                            7      $   4,675,430.72       1.46%      $  667,918.67           806                64.87%
751 - 800                          125         84,329,665.82      26.30          674,637.33           774                68.33
701 - 750                          143         94,322,344.94      29.42          659,596.82           726                71.07
651 - 700                          170        111,051,063.00      34.63          653,241.55           678                70.72
601 - 650                           47         26,262,119.44       8.19          558,768.50           637                72.33
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              58

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                           ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
ORIGINAL DEBT-TO-               MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
INCOME RATIOS (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                          1      $     529,850.00       0.17%      $  529,850.00           743                79.70%
5.01 - 10.00                         1            427,988.75       0.13          427,988.75           722                80.00
10.01 - 15.00                        1            450,500.00       0.14          450,500.00           651                68.78
15.01 - 20.00                        7          7,341,471.97       2.29        1,048,781.71           739                70.00
20.01 - 25.00                       17         12,930,629.52       4.03          760,625.27           734                66.51
25.01 - 30.00                       18         12,106,155.09       3.78          672,564.17           703                71.83
30.01 - 35.00                       49         31,845,888.10       9.93          649,916.08           718                70.47
35.01 - 40.00                      109         66,425,866.88      20.72          609,411.62           717                74.41
40.01 - 45.00                      124         79,584,447.80      24.82          641,810.06           703                74.76
45.01 - 50.00                       25         15,263,547.39       4.76          610,541.90           713                74.41
50.01 - 55.00                        3          1,665,409.24       0.52          555,136.41           717                75.61
55.01 - 60.00                        1            567,700.00       0.18          567,700.00           666                74.11
60.01 - 65.00                        1            592,000.00       0.18          592,000.00           784                80.00
Not Scored                         135         90,909,169.18      28.35          673,401.25           721                62.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 6B Mortgage Loans is expected to be approximately 37.37%.

                                     MONTHS SINCE ORIGINATION OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
MONTHS SINCE ORIGINATION          LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

1 - 6                              459      $ 300,782,264.69      93.81%      $  655,299.05           715                69.96%
7 - 12                              28         15,838,111.38       4.94          565,646.84           717                76.98
13 - 18                              3          2,622,747.85       0.82          874,249.28           713                65.65
19 - 24                              2          1,397,500.00       0.44          698,750.00           705                64.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $ 320,640,623.92     100.00%      $  651,708.59           715                70.24%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 6B Mortgage Loans is expected to be approximately 4 months.

                                                                              59

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AGGREGATE GROUP 6 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Aggregate Group 6 Mortgage Loans consist of 10/1 One-Year, or Six-Month
LIBOR and One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 89.95% of the Aggregate Group 6 Mortgage
Loans require only the payment of interest until the 121st payment. The mortgage interest rates will be indexed to One-Year, or Six-Month LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross
Margin"). The One-Year, or Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year, or Six-Month LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from
10.000% to 14.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

2.97% of the Aggregate Group 6 Mortgage Loans are subject to Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------------------
                                                                      COLLATERAL SUMMARY        RANGE (IF APPLICABLE)
                                                                      ------------------        ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                             $449,432,345
TOTAL NUMBER OF LOANS                                                               953
AVERAGE LOAN PRINCIPAL BALANCE                                                 $471,597         $37,344 to $3,000,000
WA GROSS COUPON                                                                  6.366%              5.000% to 8.375%
WA FICO                                                                             715                    620 to 817
WA ORIGINAL TERM                                                             360 months
WA REMAINING TERM                                                            357 months             350 to 359 months
WA OLTV                                                                          70.31%              17.44% to 95.00%
WA DTI                                                                           37.29%               3.92% to 62.09%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                      117 months             110 to 119 months
WA GROSS MARGIN                                                                  2.675%              2.250% to 3.810%
WA RATE CEILING                                                                 11.737%            10.000% to 14.375%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES             CA                  68.28%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL       NY                   5.29%
 BALANCE                                                     FL                   4.02%
                                                             VA                   3.60%
                                                             CO                   2.41%
-----------------------------------------------------------------------------------------------------------------------

                                                                              60

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                            OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
    OCCUPANCY                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Primary Residence                  791      $ 387,327,588.53      86.18%      $  489,668.25           712                70.92%
Investor Property                  130         47,964,134.31      10.67          368,954.88           735                64.79
Second Home                         32         14,140,621.94       3.15          441,894.44           722                72.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                       PROPERTY TYPES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
     PROPERTY TYPE                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Single Family Residence            569      $ 275,962,670.22      61.40%      $  484,995.91           712                69.54%
PUD                                199         93,319,485.91      20.76          468,942.14           716                73.43
Condominium                        114         44,653,361.56       9.94          391,696.15           728                71.60
2-Family                            39         19,586,699.29       4.36          502,223.06           715                67.17
4-Family                            12          7,366,522.01       1.64          613,876.83           749                65.68
3-Family                            11          5,483,147.62       1.22          498,467.97           716                64.41
Townhouse                            9          3,060,458.17       0.68          340,050.91           687                68.30
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

                                    MORTGAGE LOAN PURPOSE OF THE AGGREGATE GROUP 6 MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
      PURPOSE                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Refinance-Cashout                  430      $ 209,598,686.62      46.64%      $  487,438.81           711                66.38%
Purchase                           416        182,812,565.76      40.68          439,453.28           720                76.45
Refinance-Rate/Term                107         57,021,092.40      12.69          532,907.41           713                65.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

                                                                              61

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                        GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                             OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   GEOGRAPHIC AREA                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Arizona                             31      $  10,658,480.50       2.37%      $  343,821.95           723                73.68%
California                         579        306,887,120.18      68.28          530,029.57           718                68.79
Colorado                            27         10,828,649.91       2.41          401,061.11           719                74.16
Connecticut                          5          1,890,730.14       0.42          378,146.03           691                74.86
Delaware                             2            683,464.99       0.15          341,732.50           774                79.54
District of Columbia                 1            417,000.00       0.09          417,000.00           652                63.86
Florida                             56         18,084,193.70       4.02          322,932.03           715                71.81
Georgia                              7          2,702,284.76       0.60          386,040.68           704                76.17
Hawaii                               9          4,374,074.32       0.97          486,008.26           707                64.36
Idaho                                1            490,000.00       0.11          490,000.00           777                67.59
Illinois                            12          6,512,503.69       1.45          542,708.64           736                66.13
Maryland                            31         10,507,983.02       2.34          338,967.19           671                77.75
Massachusetts                        6          2,080,027.48       0.46          346,671.25           704                82.04
Michigan                             5          1,778,076.63       0.40          355,615.33           698                77.87
Minnesota                            2            452,501.25       0.10          226,250.63           676                78.15
Missouri                             4          1,107,641.02       0.25          276,910.26           725                80.68
Nevada                              23         10,017,414.72       2.23          435,539.77           723                73.06
New Hampshire                        2            839,395.18       0.19          419,697.59           787                80.00
New Jersey                          16          5,520,841.76       1.23          345,052.61           679                76.26
New York                            43         23,788,288.78       5.29          553,216.02           692                71.77
North Carolina                       2            484,123.28       0.11          242,061.64           726                79.64
Ohio                                 3            216,388.80       0.05           72,129.60           781                68.45
Oregon                               6          1,856,329.37       0.41          309,388.23           718                75.29
Pennsylvania                         4            695,711.65       0.15          173,927.91           662                75.84
Rhode Island                         1            360,000.00       0.08          360,000.00           743                58.54
South Carolina                       2            380,000.00       0.08          190,000.00           756                80.00
Tennessee                            1            191,974.00       0.04          191,974.00           712                80.00
Texas                                9          3,545,623.36       0.79          393,958.15           714                72.93
Utah                                 5            762,962.87       0.17          152,592.57           738                73.54
Virginia                            44         16,174,326.14       3.60          367,598.32           708                76.15
Washington                          13          4,995,437.32       1.11          384,264.41           702                76.22
Wisconsin                            1            148,795.96       0.03          148,795.96           751                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.15% of the Aggregate
      Group 6 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              62

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
 CURRENT MORTGAGE LOAN          MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 PRINCIPAL BALANCES ($)          LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                     3      $     124,555.71       0.03%      $   41,518.57           750                63.77%
50,000.01 - 100,000.00              14          1,260,229.80       0.28           90,016.41           739                59.40
100,000.01 - 150,000.00             52          6,943,494.60       1.54          133,528.74           711                69.72
150,000.01 - 200,000.00             68         11,904,518.42       2.65          175,066.45           713                66.96
200,000.01 - 250,000.00             51         11,695,591.88       2.60          229,325.33           698                70.99
250,000.01 - 300,000.00             68         18,740,587.30       4.17          275,596.87           710                71.64
300,000.01 - 350,000.00             74         24,218,892.13       5.39          327,282.33           708                70.69
350,000.01 - 400,000.00             83         31,426,239.95       6.99          378,629.40           720                72.38
400,000.01 - 450,000.00             84         35,977,600.09       8.01          428,304.76           716                74.66
450,000.01 - 500,000.00             90         42,787,934.03       9.52          475,421.49           713                73.44
500,000.01 - 550,000.00             76         40,022,183.64       8.91          526,607.68           706                72.65
550,000.01 - 600,000.00             73         42,311,556.43       9.41          579,610.36           708                74.68
600,000.01 - 650,000.00             63         39,841,943.62       8.86          632,411.80           707                71.44
650,000.01 - 700,000.00             22         15,029,762.22       3.34          683,171.01           723                68.40
700,000.01 - 750,000.00             33         24,239,352.93       5.39          734,525.85           714                64.92
750,000.01 - 800,000.00             14         10,959,063.14       2.44          782,790.22           730                69.47
800,000.01 - 850,000.00             19         15,814,628.36       3.52          832,348.86           732                67.41
850,000.01 - 900,000.00             11          9,673,670.78       2.15          879,424.62           724                69.82
900,000.01 - 950,000.00             11         10,162,881.64       2.26          923,898.33           707                68.12
950,000.01 - 1,000,000.00           27         26,628,114.13       5.92          986,226.45           723                64.84
1,000,000.01 - 1,500,000.00         10         13,547,543.98       3.01        1,354,754.40           728                67.87
1,500,000.01 - 2,000,000.00          4          7,122,000.00       1.58        1,780,500.00           742                53.04
2,500,000.01 - 3,000,000.00          3          9,000,000.00       2.00        3,000,000.00           734                57.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Aggregate Group 6 Mortgage Loans is expected to be approximately $471,597.

                                                                              63

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
ORIGINAL LOAN-TO-               MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 VALUE RATIOS (%)                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                        3      $     368,909.73       0.08%      $  122,969.91           753                18.33%
25.01 - 30.00                        4          1,189,634.25       0.26          297,408.56           737                27.70
30.01 - 35.00                        9          5,025,168.14       1.12          558,352.02           736                33.38
35.01 - 40.00                        8          4,138,675.47       0.92          517,334.43           737                36.98
40.01 - 45.00                       26          9,782,019.80       2.18          376,231.53           728                43.03
45.01 - 50.00                       32         16,519,347.91       3.68          516,229.62           737                48.79
50.01 - 55.00                       36         16,203,059.21       3.61          450,084.98           725                52.51
55.01 - 60.00                       68         40,891,517.25       9.10          601,345.84           721                58.03
60.01 - 65.00                      110         54,599,973.31      12.15          496,363.39           717                63.41
65.01 - 70.00                       69         38,457,870.19       8.56          557,360.44           710                68.78
70.01 - 75.00                       98         56,468,984.37      12.56          576,214.13           714                74.22
75.01 - 80.00                      463        197,144,771.50      43.87          425,798.64           710                79.70
80.01 - 85.00                        1            309,667.00       0.07          309,667.00           641                81.92
85.01 - 90.00                       20          6,601,455.83       1.47          330,072.79           710                89.49
90.01 - 95.00                        6          1,731,290.82       0.39          288,548.47           728                94.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Group 6 Mortgage Loans is expected to be approximately 70.31%.

                                                                              64

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
CURRENT MORTGAGE                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
INTEREST RATES (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                        1      $     560,669.84       0.12%      $  560,669.84           791                79.94%
5.001 - 5.250                        4          2,240,117.15       0.50          560,029.29           734                60.20
5.251 - 5.500                        5          1,625,124.17       0.36          325,024.83           742                72.06
5.501 - 5.750                       27         13,858,441.60       3.08          513,275.61           740                69.67
5.751 - 6.000                      115         56,662,771.93      12.61          492,719.76           731                65.76
6.001 - 6.250                      292        148,842,361.52      33.12          509,734.11           720                67.19
6.251 - 6.500                      236        110,888,219.32      24.67          469,865.34           708                72.19
6.501 - 6.750                      141         60,191,184.94      13.39          426,887.84           703                73.71
6.751 - 7.000                       81         35,200,787.71       7.83          434,577.63           704                74.90
7.001 - 7.250                       26          9,753,494.64       2.17          375,134.41           707                77.95
7.251 - 7.500                       18          7,766,301.88       1.73          431,461.22           698                79.63
7.501 - 7.750                        4            933,784.08       0.21          233,446.02           671                87.45
7.751 - 8.000                        2            831,186.00       0.18          415,593.00           642                78.70
8.251 - 8.500                        1             77,900.00       0.02           77,900.00           744                95.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Aggregate Group 6 Mortgage Loans is expected to be approximately 6.366% per annum.

                                                                              65
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                      GROSS MARGINS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 GROSS MARGIN (%)                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      165      $  74,814,036.42      16.65%      $  453,418.40           730                73.17%
2.501 - 2.750                      774        370,593,070.11      82.46          478,802.42           712                69.52
3.251 - 3.500                        3            627,869.76       0.14          209,289.92           707                88.84
3.501 - 3.750                        7          1,941,741.49       0.43          277,391.64           731                90.31
3.751 - 4.000                        4          1,455,627.00       0.32          363,906.75           739                91.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
      Group 6 Mortgage Loans is expected to be approximately 2.675% per annum.

                                      RATE CEILINGS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
RATE CEILINGS (%)                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

9.751 - 10.000                       1      $     560,669.84       0.12%      $  560,669.84           791                79.94%
10.001 - 10.250                      3          1,240,117.15       0.28          413,372.38           765                70.53
10.251 - 10.500                      4          1,480,124.17       0.33          370,031.04           736                74.94
10.501 - 10.750                     22         10,770,516.33       2.40          489,568.92           741                69.70
10.751 - 11.000                     77         38,836,432.74       8.64          504,369.26           736                63.04
11.001 - 11.250                    213        112,461,132.69      25.02          527,986.54           724                66.03
11.251 - 11.500                    138         67,285,642.12      14.97          487,577.12           708                71.26
11.501 - 11.750                     76         31,658,580.30       7.04          416,560.27           702                74.52
11.751 - 12.000                     60         30,149,935.73       6.71          502,498.93           717                72.71
12.001 - 12.250                     89         41,646,460.87       9.27          467,937.76           707                71.08
12.251 - 12.500                    109         48,396,738.26      10.77          444,006.77           708                74.13
12.501 - 12.750                     72         32,227,925.99       7.17          447,610.08           707                72.85
12.751 - 13.000                     61         23,708,377.17       5.28          388,661.92           698                75.40
13.001 - 13.250                     17          5,488,262.60       1.22          322,838.98           702                77.06
13.251 - 13.500                      8          3,117,140.82       0.69          389,642.60           701                79.39
13.501 - 13.750                      2            326,388.00       0.07          163,194.00           665                80.00
14.251 - 14.500                      1             77,900.00       0.02           77,900.00           744                95.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
      Group 6 Mortgage Loans is expected to be approximately 11.737% per annum.

                                                                              66

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                               FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  FIRST RATE                    MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
ADJUSTMENT DATE                   LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

June 1, 2015                         1      $     120,452.51       0.03%      $  120,452.51           729                90.00%
July 1, 2015                        11          4,040,201.55       0.90          367,291.05           731                88.35
August 1, 2015                       3            844,000.00       0.19          281,333.33           744                70.64
September 1, 2015                    7          2,902,915.40       0.65          414,702.20           728                74.53
October 1, 2015                     32         14,680,282.59       3.27          458,758.83           721                75.93
November 1, 2015                    49         20,816,343.68       4.63          424,823.34           715                77.49
December 1, 2015                    35         18,168,245.64       4.04          519,092.73           721                73.30
January 1, 2016                    430        199,042,933.68      44.29          462,890.54           718                70.29
February 1, 2016                   357        173,744,421.96      38.66          486,679.05           711                68.11
March 1, 2016                       28         15,072,547.77       3.35          538,305.28           704                71.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Aggregate Group 6 Mortgage Loans is expected to be approximately 117 months.

                                     REMAINING TERMS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
REMAINING TERM                  MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   (MONTHS)                       LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

341 - 360                          953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Aggregate Group 6 Mortgage Loans is expected to be approximately 357 months.

                                                                              67

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                              CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 CREDIT SCORES                    LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

801 - 850                           21      $   8,513,033.03       1.89%      $  405,382.53           805                64.21%
751 - 800                          234        115,201,310.89      25.63          492,313.29           773                67.86
701 - 750                          280        132,491,429.40      29.48          473,183.68           725                71.13
651 - 700                          315        152,482,043.41      33.93          484,069.98           677                71.23
601 - 650                          103         40,744,528.05       9.07          395,577.94           637                72.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              68

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                       ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
ORIGINAL DEBT-TO-               MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
INCOME RATIOS (%)                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                          1      $     529,850.00       0.12%      $  529,850.00           743                79.70%
5.01 - 10.00                         2            627,988.75       0.14          313,994.38           741                72.52
10.01 - 15.00                        3            823,490.00       0.18          274,496.67           697                73.65
15.01 - 20.00                       17         10,781,925.99       2.40          634,230.94           731                70.34
20.01 - 25.00                       26         15,697,787.38       3.49          603,761.05           733                66.57
25.01 - 30.00                       44         18,910,050.33       4.21          429,773.87           707                72.11
30.01 - 35.00                      111         49,393,450.60      10.99          444,986.04           718                71.14
35.01 - 40.00                      194         90,944,430.52      20.24          468,785.72           717                74.67
40.01 - 45.00                      228        109,438,780.19      24.35          479,994.65           704                75.05
45.01 - 50.00                       46         21,252,028.44       4.73          462,000.62           712                75.11
50.01 - 55.00                        6          2,258,118.30       0.50          376,353.05           711                76.53
55.01 - 60.00                        1            567,700.00       0.13          567,700.00           666                74.11
60.01 - 65.00                        2            745,802.14       0.17          372,901.07           767                80.00
Not Scored                         272        127,460,942.14      28.36          468,606.40           719                61.96
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Aggregate Group 6 Mortgage Loans is expected to be approximately
      37.29%.

                                MONTHS SINCE ORIGINATION OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
 MONTHS SINCE                   MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 ORIGINATION                      LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

1 - 6                              879      $ 416,891,903.71      92.76%      $  474,279.75           714                69.94%
7 - 12                              63         26,435,526.22       5.88          419,611.53           724                77.51
13 - 18                              8          4,307,414.85       0.96          538,426.86           706                64.48
19 - 24                              3          1,797,500.00       0.40          599,166.67           696                65.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $ 449,432,344.78     100.00%      $  471,597.42           715                70.31%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Aggregate Group 6 Mortgage Loans is expected to be approximately 4 months.

                                                                              69

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AGGREGATE GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Aggregate Group 2 Mortgage Loans consist of One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 3, 5, or 7 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 71.65% of the Aggregate Group 2 Mortgage Loans require only the payment of interest until the 37th, 61st, or 85th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross
Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii)
forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal.
The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.255% to 13.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------------------------
                                                              COLLATERAL SUMMARY      RANGE (IF APPLICABLE)
                                                              ------------------      ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                   $267,601,527
TOTAL NUMBER OF LOANS                                                     459
AVERAGE LOAN PRINCIPAL BALANCE                                       $583,010         $115,254 to $1,462,500
WA GROSS COUPON                                                        5.910%               4.500% to 7.250%
WA FICO                                                                   745                     629 to 819
WA ORIGINAL TERM                                                   360 months
WA REMAINING TERM                                                  360 months              353 to 360 months
WA OLTV                                                                72.82%                7.83% to 90.00%
WA DTI                                                                 36.47%                7.62% to 67.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                             61 months                32 to 84 months
WA GROSS MARGIN                                                        2.250%
WA RATE CEILING                                                       10.997%              9.255% to 13.125%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA            50.88%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL            13.28%
BALANCE                                                  VA             5.97%
                                                         MD             4.02%
                                                         WA             3.21%
-------------------------------------------------------------------------------------------------------------

                                                                              70

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                            OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
    OCCUPANCY                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Primary Residence                  407      $ 236,041,130.39      88.21%      $  579,953.64           745                72.89%
Second Home                         48         29,956,142.71      11.19          624,086.31           750                72.71
Investor Property                    4          1,604,253.89       0.60          401,063.47           738                64.78
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                       PROPERTY TYPES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
     PROPERTY TYPE                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Single Family Residence            264      $ 151,359,323.59      56.56%      $  573,330.77           743                71.53%
PUD                                132         79,311,257.42      29.64          600,842.86           744                73.99
Condominium                         60         35,324,513.06      13.20          588,741.88           759                75.65
2-Family                             2            998,432.92       0.37          499,216.46           751                70.90
Townhouse                            1            608,000.00       0.23          608,000.00           663                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

                                    MORTGAGE LOAN PURPOSE OF THE AGGREGATE GROUP 2 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
      PURPOSE                     LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Purchase                           314      $ 184,116,500.23      68.80%      $  586,358.28           751                75.42%
Refinance-Rate/Term                 73         43,378,993.60      16.21          594,232.79           732                66.57
Refinance-Cashout                   72         40,106,033.16      14.99          557,028.24           735                67.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

                                                                              71

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                        GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                             OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   GEOGRAPHIC AREA                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

Arizona                             11      $   5,624,293.17       2.10%      $  511,299.38           761                73.55%
California                         230        136,157,214.69      50.88          591,987.89           745                72.69
Colorado                             3          1,730,500.00       0.65          576,833.33           727                72.69
Connecticut                          1            688,000.00       0.26          688,000.00           741                80.00
District of Columbia                 5          3,039,200.00       1.14          607,840.00           774                74.37
Florida                             57         35,541,624.62      13.28          623,537.27           749                71.63
Georgia                              9          3,920,088.11       1.46          435,565.35           755                79.45
Hawaii                               1            800,000.00       0.30          800,000.00           765                66.67
Illinois                            12          7,804,518.34       2.92          650,376.53           763                74.34
Louisiana                            1            431,007.72       0.16          431,007.72           708                80.00
Maryland                            21         10,753,760.69       4.02          512,083.84           725                75.02
Massachusetts                        3          1,423,932.92       0.53          474,644.31           733                80.00
Minnesota                            1            659,294.41       0.25          659,294.41           761                80.00
Missouri                             2            587,000.00       0.22          293,500.00           691                82.85
Nevada                               8          5,488,420.00       2.05          686,052.50           726                67.60
New Jersey                           3          1,567,942.00       0.59          522,647.33           706                56.43
New York                             4          2,175,000.00       0.81          543,750.00           749                65.24
North Carolina                      15          8,062,292.92       3.01          537,486.19           763                77.86
Oklahoma                             1            500,000.00       0.19          500,000.00           795                62.50
Oregon                               2          1,163,750.00       0.43          581,875.00           705                73.91
Pennsylvania                         3          1,813,857.51       0.68          604,619.17           758                70.93
Rhode Island                         1            530,000.00       0.20          530,000.00           773                51.04
South Carolina                      11          7,183,500.00       2.68          653,045.45           733                73.14
Tennessee                            1            479,423.25       0.18          479,423.25           687                53.81
Texas                                6          3,792,990.39       1.42          632,165.07           747                76.17
Utah                                 1            626,400.00       0.23          626,400.00           739                80.00
Vermont                              1            475,000.00       0.18          475,000.00           755                76.00
Virginia                            30         15,984,537.80       5.97          532,817.93           751                75.19
Washington                          15          8,597,978.45       3.21          573,198.56           741                68.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.97% of the Aggregate
      Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              72

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  CURRENT MORTGAGE LOAN         MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
  PRINCIPAL BALANCES ($)          LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00              4      $     544,185.72       0.20%      $  136,046.43           741                72.72%
150,000.01 - 200,000.00              5            869,889.81       0.33          173,977.96           737                66.67
250,000.01 - 300,000.00              3            813,125.00       0.30          271,041.67           764                76.67
300,000.01 - 350,000.00              2            628,400.00       0.23          314,200.00           739                74.88
350,000.01 - 400,000.00              3          1,154,832.88       0.43          384,944.29           722                79.86
400,000.01 - 450,000.00             55         23,834,847.09       8.91          433,360.86           736                74.09
450,000.01 - 500,000.00            100         48,031,286.21      17.95          480,312.86           743                70.96
500,000.01 - 550,000.00             63         32,947,981.72      12.31          522,983.84           737                74.24
550,000.01 - 600,000.00             63         36,474,014.66      13.63          578,952.61           748                75.49
600,000.01 - 650,000.00             49         31,003,749.88      11.59          632,729.59           743                75.70
650,000.01 - 700,000.00             37         25,111,650.27       9.38          678,693.25           750                73.94
700,000.01 - 750,000.00             15         10,960,526.21       4.10          730,701.75           732                71.92
750,000.01 - 800,000.00             12          9,347,581.94       3.49          778,965.16           754                74.95
800,000.01 - 850,000.00             14         11,569,551.33       4.32          826,396.52           755                65.48
850,000.01 - 900,000.00              6          5,264,500.00       1.97          877,416.67           747                76.30
900,000.01 - 950,000.00              5          4,637,454.27       1.73          927,490.85           742                70.12
950,000.01 - 1,000,000.00           16         15,766,950.00       5.89          985,434.38           771                67.44
1,000,000.01 - 1,500,000.00          7          8,641,000.00       3.23        1,234,428.57           760                66.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Aggregate Group 2 Mortgage Loans is expected to be approximately $583,010.

                                                                              73

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
 ORIGINAL LOAN-TO-              MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 VALUE RATIOS (%)                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         2      $   1,303,000.00       0.49%      $  651,500.00           803                 8.15%
20.01 - 25.00                        2          1,597,000.64       0.60          798,500.32           787                21.85
25.01 - 30.00                        2          1,145,000.00       0.43          572,500.00           738                26.82
30.01 - 35.00                        5          2,727,000.00       1.02          545,400.00           755                32.54
35.01 - 40.00                        4          2,327,001.16       0.87          581,750.29           731                37.76
40.01 - 45.00                        7          3,737,000.00       1.40          533,857.14           728                41.91
45.01 - 50.00                       12          7,337,122.72       2.74          611,426.89           756                47.93
50.01 - 55.00                        5          2,199,363.49       0.82          439,872.70           706                52.92
55.01 - 60.00                       19         10,919,699.40       4.08          574,721.02           742                57.80
60.01 - 65.00                       20         13,127,438.86       4.91          656,371.94           765                62.43
65.01 - 70.00                       40         26,107,525.94       9.76          652,688.15           748                68.13
70.01 - 75.00                       49         31,986,177.97      11.95          652,779.14           744                74.33
75.01 - 80.00                      288        161,328,435.81      60.29          560,168.18           744                79.62
85.01 - 90.00                        4          1,759,761.00       0.66          439,940.25           715                89.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Group 2 Mortgage Loans is expected to be approximately 72.82%.

                                                                              74

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
CURRENT MORTGAGE                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
INTEREST RATES (%)                LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

4.251 - 4.500                        2      $   1,162,379.33       0.43%      $  581,189.67           704                80.00%
4.501 - 4.750                        6          4,411,746.26       1.65          735,291.04           722                73.42
4.751 - 5.000                       21         11,782,866.56       4.40          561,088.88           744                72.78
5.001 - 5.250                       20         10,746,251.30       4.02          537,312.57           758                76.50
5.251 - 5.500                       30         17,331,936.63       6.48          577,731.22           760                76.20
5.501 - 5.750                       84         50,394,437.72      18.83          599,933.78           750                70.70
5.751 - 6.000                      132         77,604,007.11      29.00          587,909.14           743                73.23
6.001 - 6.250                       84         49,011,629.93      18.32          583,471.78           743                72.89
6.251 - 6.500                       51         28,354,161.54      10.60          555,963.95           738                71.72
6.501 - 6.750                       17         10,019,145.93       3.74          589,361.53           753                74.46
6.751 - 7.000                        9          5,091,564.68       1.90          565,729.41           743                68.40
7.001 - 7.250                        3          1,691,400.00       0.63          563,800.00           731                72.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Aggregate Group 2 Mortgage Loans is expected to be approximately 5.910% per annum.

                                      GROSS MARGINS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 GROSS MARGIN (%)                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
      Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                              75

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                      RATE CEILINGS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
RATE CEILINGS (%)                 LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                        3      $   1,860,573.73       0.70%      $  620,191.24           733                74.90%
9.501 - 9.750                        5          3,713,551.86       1.39          742,710.37           711                74.73
9.751 - 10.000                      21         11,782,866.56       4.40          561,088.88           744                72.78
10.001 - 10.250                     20         10,746,251.30       4.02          537,312.57           758                76.50
10.251 - 10.500                     29         16,851,936.63       6.30          581,101.26           760                76.09
10.501 - 10.750                     79         47,849,884.07      17.88          605,694.74           751                70.63
10.751 - 11.000                    116         68,853,084.53      25.73          593,561.07           742                73.02
11.001 - 11.250                     79         46,296,828.93      17.30          586,035.81           742                73.03
11.251 - 11.500                     47         25,939,160.90       9.69          551,897.04           739                73.08
11.501 - 11.750                     19          9,917,249.58       3.71          521,960.50           748                72.74
11.751 - 12.000                     21         11,255,487.26       4.21          535,975.58           748                74.59
12.001 - 12.250                      7          3,526,201.00       1.32          503,743.00           744                69.28
12.251 - 12.500                      4          2,298,000.00       0.86          574,500.00           713                70.82
12.501 - 12.750                      3          2,646,450.00       0.99          882,150.00           758                78.38
12.751 - 13.000                      5          3,184,000.64       1.19          636,800.13           761                55.95
13.001 - 13.250                      1            880,000.00       0.33          880,000.00           735                80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
      Group 2 Mortgage Loans is expected to be approximately 10.997% per annum.

                                                                              76

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                               FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
  FIRST RATE                    MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
ADJUSTMENT DATE                   LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

December 1, 2008                     2      $     403,065.24       0.15%      $  201,532.62           747                67.03%
February 1, 2009                     1            186,254.37       0.07          186,254.37           818                80.00
March 1, 2009                       18         10,030,285.62       3.75          557,238.09           736                73.68
April 1, 2009                       18         12,282,122.00       4.59          682,340.11           755                72.65
April 1, 2010                        1            455,658.35       0.17          455,658.35           656                79.42
September 1, 2010                    1            115,253.89       0.04          115,253.89           757                80.00
October 1, 2010                      1            394,400.00       0.15          394,400.00           733                80.00
November 1, 2010                     6          2,759,867.44       1.03          459,977.91           742                75.72
December 1, 2010                     6          1,698,488.29       0.63          283,081.38           710                73.00
January 1, 2011                      8          4,415,950.62       1.65          551,993.83           740                73.64
February 1, 2011                     3          1,602,000.00       0.60          534,000.00           727                64.37
March 1, 2011                      107         61,831,747.86      23.11          577,866.80           746                73.07
April 1, 2011                      232        137,409,577.40      51.35          592,282.66           747                73.21
January 1, 2013                      1            597,000.64       0.22          597,000.64           792                23.03
February 1, 2013                     1            698,194.40       0.26          698,194.40           781                66.40
March 1, 2013                       12          6,779,752.87       2.53          564,979.41           743                73.60
April 1, 2013                       41         25,941,908.00       9.69          632,729.46           742                70.89
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Aggregate Group 2 Mortgage Loans is expected to be approximately 61 months.

                                    REMAINING TERMS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
REMAINING TERM (MONTHS)           LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

341 - 360                          459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Aggregate Group 2 Mortgage Loans is expected to be approximately 360 months.

                                                                              77

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                             CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
   CREDIT SCORES                  LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

801 - 850                           24      $  15,863,615.47       5.93%      $  660,983.98           806                68.54%
751 - 800                          194        116,657,179.69      43.59          601,325.67           775                72.31
701 - 750                          174         98,144,974.93      36.68          564,051.58           727                74.09
651 - 700                           54         29,345,379.48      10.97          543,432.95           684                73.29
601 - 650                           12          7,130,377.42       2.66          594,198.12           633                72.11
Not Scored                           1            460,000.00       0.17          460,000.00             0                59.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                      ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
ORIGINAL DEBT-TO-INCOME         MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
      RATIOS (%)                  LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         2      $   1,000,000.00       0.37%      $  500,000.00           802                60.12%
10.01 - 15.00                       11          6,480,175.00       2.42          589,106.82           763                64.44
15.01 - 20.00                       19         11,377,669.72       4.25          598,824.72           755                64.08
20.01 - 25.00                       33         19,824,151.07       7.41          600,731.85           744                70.62
25.01 - 30.00                       58         32,737,831.21      12.23          564,445.37           747                74.95
30.01 - 35.00                       64         37,374,102.98      13.97          583,970.36           747                76.47
35.01 - 40.00                       92         53,224,171.99      19.89          578,523.61           742                72.54
40.01 - 45.00                       90         54,832,011.34      20.49          609,244.57           749                73.49
45.01 - 50.00                       60         33,319,656.95      12.45          555,327.62           736                74.55
50.01 - 55.00                       15          9,372,772.28       3.50          624,851.49           753                67.39
55.01 - 60.00                       11          5,974,580.45       2.23          543,143.68           743                68.77
60.01 - 65.00                        3          1,667,404.00       0.62          555,801.33           710                71.04
65.01 - 70.00                        1            417,000.00       0.16          417,000.00           706                79.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Aggregate Group 2 Mortgage Loans is expected to be approximately
      36.47%.

                                                                              78

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                                MONTHS SINCE ORIGINATION OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                                                AGGREGATE
                                               AGGREGATE       STATISTICAL       AVERAGE
                                NUMBER OF   STATISTICAL CUT-     CUT-OFF     STATISTICAL CUT-
                                MORTGAGE     OFF PRINCIPAL      PRINCIPAL     OFF PRINCIPAL     WEIGHTED AVERAGE   WEIGHTED AVERAGE
 MONTHS SINCE ORIGINATION         LOANS         BALANCE          BALANCE         BALANCE          CREDIT SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------------------

1 - 6                              454      $ 265,341,019.71      99.16%      $  584,451.59           745                72.92%
7 - 12                               2            509,653.89       0.19          254,826.95           738                80.00
13 - 18                              3          1,750,853.39       0.65          583,617.80           752                55.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $ 267,601,526.99     100.00%      $  583,009.86           745                72.82%
====================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Aggregate Group 2 Mortgage Loans is expected to be approximately 2 months.

                                                                              79

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------